[GRAPHIC OMITTED]
                                 CONTINENTS ART

                                 TWEEDY, BROWNE
                               GLOBAL VALUE FUND

                                     ANNUAL

                                 MARCH 31, 2001

                               [GRAPHIC OMITTED]
                               NORTH AMERICA ART

                       TWEEDY, BROWNE AMERICAN VALUE FUND

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                            TWEEDY, BROWNE FUND INC.

Investment Adviser's Report ..............................................  1
   Appendix A-- Morningstar.com's Ask the Analyst ........................ 16
   Appendix B-- Value Investing and Behavioral Finance Speech ............ 34
Tweedy, Browne Global Value Fund:
   Portfolio Highlights .................................................. 51
   Perspective on Assessing Investment Results ........................... 52
   Portfolio of Investments .............................................. 54
   Schedule of Forward Exchange Contracts ................................ 62
   Statement of Assets and Liabilities ................................... 67
   Statement of Operations ............................................... 68
   Statements of Changes in Net Assets ................................... 69
   Financial Highlights .................................................. 70
   Notes to Financial Statements ......................................... 71
      Investment in the Fund by the Investment Adviser
         and Related Parties ............................................. 75
   Report of Ernst & Young LLP, Independent Auditors ..................... 78
   Tax Information (unaudited) ........................................... 79
Tweedy, Browne American Value Fund:
   Portfolio Highlights .................................................. 80
   Perspective on Assessing Investment Results ........................... 81
   Portfolio of Investments .............................................. 83
   Schedule of Forward Exchange Contracts ................................ 88
   Statement of Assets and Liabilities ................................... 90
   Statement of Operations ............................................... 91
   Statements of Changes in Net Assets ................................... 92
   Financial Highlights .................................................. 93
   Notes to Financial Statements ......................................... 94
      Investment in the Fund by the Investment Adviser
         and Related Parties ............................................. 98
   Report of Ernst & Young LLP, Independent Auditors .....................101
   Tax Information (unaudited) ...........................................102

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     This report is for the information of the  shareholders  of Tweedy,  Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

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TWEEDY, BROWNE FUND INC.
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INVESTMENT ADVISER'S REPORT
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                                 MANAGERS PHOTO














To Our Shareholders:

     We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 2001. Investment results* for the Funds for various periods ending March 31, 2001 are presented below.

--------------------------------------------------------------------------------
                                                       MORNINGSTAR  MORNINGSTAR
                                                           WORLD      FOREIGN
                 TWEEDY, BROWNE       MSCI EAFE (1)    STOCK FUNDS  STOCK FUNDS
                  GLOBAL VALUE     US $       HEDGED    AVERAGE (2) AVERAGE (3)
--------------------------------------------------------------------------------
1 Year                  5.17%      -25.86%     -14.01%     -25.70%     -28.67%
--------------------------------------------------------------------------------
3 Years                 9.65        -0.55        5.65        1.24        0.51
--------------------------------------------------------------------------------
5 Years                15.40         3.43       11.29        7.66        5.47
--------------------------------------------------------------------------------
Since Inception (7)    15.19         5.74       10.49       10.05        7.81
--------------------------------------------------------------------------------


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                                                                    MORNINGSTAR
                                                      RUSSELL         MID-CAP
                  TWEEDY, BROWNE        S&P           MID-CAP       VALUE FUNDS
                  AMERICAN VALUE       500 (4)        VALUE (5)      AVERAGE (6)
--------------------------------------------------------------------------------
1 Year                14.81%           -21.73%          13.82%           10.72%
--------------------------------------------------------------------------------
3 Years                4.76              3.05            3.14             4.64
--------------------------------------------------------------------------------
5 Years               14.62             14.16           13.05            12.09
--------------------------------------------------------------------------------
Since Inception (7)   15.53             15.43           14.27            13.65
--------------------------------------------------------------------------------

See page 15 for footnotes 1 through 7, which describe the indices and inception dates of the Funds.
--------------------

   * Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

     A year ago, the American Value Fund experienced its most dismal annual performance since inception on a relative basis with a gain of only 1.24%, compared to a gain of 17.93% for the S&P 500. We were so far behind the S&P 500 that any thought we would catch up in a year was only a dream. Twelve months later, it is a very different picture. Our two-year results show a gain of 16.23%, as compared to a cumulative loss of 7.6% for the S&P 500. As for the NASDAQ Composite(DAGGER), we would have thought catching up to it was simply impossible after it gained an eye-popping 86.10% in the year ended March 31, 2000. In the ensuing twelve months, the NASDAQ Composite declined 59.61%, resulting in a two-year cumulative loss of 24.78%.

     While the disparities in performance for the Global Value Fund were less extreme in the past two years, the same pattern was true. For the year ended March 31, 2000, the Fund gained 21.68% as compared to gains of 25.09% for MSCI EAFE in US$, and 30.84% for EAFE Hedged, which is the more relevant index given our hedging policy. However, for the past two years, the Global Value Fund shows a gain of 27.9% versus a loss of 7.26% in EAFE in US$ and a gain of 12.5% for EAFE Hedged. If you are wondering what we did to pull off this reversal of fortune, the answer is "very little." We were accused by one shareholder of acting like ostriches, with our heads stuck in the sand waiting for the second coming of Elvis, for not abandoning our value investment principles and buying tech stocks. However, we just kept our heads stuck in the sand. In retrospect, it seems to have provided good cover from what happened the following year.

     What occurred both in the US stock market and foreign stock markets was a bubble of truly classic proportions, which is worth analyzing for the

--------------------
 (DAGGER) NASDAQ Composite Index is an unmanaged capitalization-weighted index composed of all Nasdaq domestic and non-US based common stocks listed on the Nasdaq Stock Market.

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                                        2
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lessons  it  teaches  and  the  myths  it  debunks.  In  past  letters,  we have half-jokingly said that a course in history may be a better requirement for someone in the money management business than a course in finance. Bubbles occur only every 10 or 20 years, which is a good thing and a bad thing. It is good that they occur infrequently because usually a great deal of money is lost when the bubble bursts. It is bad because memories are short and when the next one begins to inflate, many investors will either say, "It's different this time," or simply have no recollection of the last one. Unfortunately, the pattern of bubbles is strikingly similar throughout history.

     Bubbles seem to begin with some new technology that is predicted to revolutionize the way we do things. This time it was the Internet, but in years past it has been biotechnology, or computers, television and radio, electricity, cars, railroads, etc., etc. Each time the new technology did have a significant impact on the way we live or do business, and each time investors' urge to participate led to significant losses. Traditional business valuation models are deemed irrelevant because we are in uncharted waters. The Internet marked the dawn of something so new and vastly enormous that only visionaries could appreciate its potential. The lure of great riches and quick profits can prove to be irresistible to many investors, who become blinded, if only temporarily, to the realities of sound investment principles.

     Investors do not arrive at the conclusion to "jump on board" new investment themes in a vacuum, but are encouraged by the success of others who got in early, or by those who would dupe them for their own advantage, and by the general air of euphoria that surrounds all bubbles. As each new Internet IPO soared on the first day of trading, the belief that all Internet IPOs would soar became an accepted investment principle. Those who stayed on the sidelines were dumb and just did not get it. Questioning the business strategy of
DrugStore.com, PetStore.com, eToys or Priceline.com was seen as a sign of ignorance not intelligence. The fact that almost none of these companies ever made a profit was irrelevant. New methods of valuing these enterprises were invented because the old methods did not apply. This was new technology, so it was perfectly okay to have a new way of valuing it--eyeballs, page views and traffic. Unfortunately, eventually a company has to generate cash to stay in business. You can only burn cash until you run out of cash, or to quote Ben Franklin, "Always taking out of the meal tub, and never putting in, soon comes to the bottom." This is what began to happen to the e-commerce companies in the first quarter of 2000. As companies began to fail, access to additional cash for the ones still in business disappeared, and a domino effect of business failures was underway.

     Today, the e-commerce revolution is but a dull, albeit unpleasant, memory. Even the so-called "blue chips" of the Internet have suffered. For


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the 12 months  ended March 31,  2001,  the  one-year  total  return for Yahoo is
-91.5% and for Amazon.com, it is -85.2%. Amazon went public in 1997. From 1997 through 2000, its sales have increased 1,768% while its losses have increased 4,449%. The vast majority of e-commerce companies are either gone or living on life support with share prices in the low single digits. However, this is mostly old news and was widely known when we wrote our September 30, 2000 semi-annual report. What has changed in the ensuing six months is the crash of the technology stocks that are the equipment suppliers to the Internet. The table below shows the losses investors experienced in a fairly broad sample of Internet-related technology and telecom stocks for the twelve months ended March 31, 2001.

--------------------------------------------------------------------------------
                   ONE-YEAR TOTAL RETURN AS OF MARCH 31, 2001
--------------------------------------------------------------------------------
      Akamai Technologies, Inc.   -94.68%   JDS Uniphase Corporation   -84.71%
               Amazon.com, Inc.   -84.73       Juniper Networks, Inc.  -71.19
                     Ariba Inc.   -92.46    Lucent Technologies, Inc.  -83.92
               AT&T Corporation   -62.18        Microsoft Corporation  -48.53
             Avanex Corporation   -93.03               Motorola, Inc.  -70.70
      Broadcom Corporation-CL A   -88.10        Nokia Corporation-ADR  -56.76
              BroadVision, Inc.   -88.09  Nortel Networks Corporation  -77.70
            Cisco Systems, Inc.   -79.55           Oracle Corporation  -61.62
 Copper Mountain Networks, Inc.   -95.86             PMC-Sierra, Inc.  -87.85
                EMC Corporation   -52.47                 Rambus, Inc.  -72.02
         Ericsson (LM) Tel.-ADR   -76.15       Sun Microsystems, Inc.  -67.19
              FreeMarkets, Inc.   -92.12       Sycamor Networks, Inc.  -92.25
            Inktomi Corporation   -96.59               WorldCom, Inc.  -58.76
              Intel Corporation   -60.11                  Yahoo! Inc.  -90.81
--------------------------------------------------------------------------------

     Many of these issues are household names, the "blue chips" of the technology and telecom sectors. Unfortunately, it would appear that even investing only in the so-called blue chips provided little protection from significant losses.

     The Internet bubble was not without its naysayers. Investors like Warren Buffett and John Bogle, and academics like Jeremy Siegel of The Wharton School all voiced warnings that technology stock valuations were out of hand. Their warnings were ignored for the most part because so much money was being made so quickly that the allure of getting rich quick was too strong to resist, and because their warnings were drowned out by other


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                                        4
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supposedly credible investment luminaries who encouraged investors to buy shares in these companies. In our estimation, this was not Wall Street's finest hour. Investors rely on security analysts to sift through all the financial and qualitative information and make recommendations that are honest and impartial. Many analysts said that traditional investment criteria were not applicable in light of the anticipated explosive growth of the Internet. If you will pardon our cynicism, many of these analysts also work for investment banking houses that were collecting generous fees for bringing Internet and Internet-related companies public. In a more rational world, this would be called a conflict of interest. On Wall Street in 1999 and 2000, it was called surviving. Any analyst who dared to say "the emperor is wearing no clothes" would have found himself or
herself  looking  for  employment  in  another  field.  Instead,   Internet  and
technology  analysts began to acquire rock star status.

     A friend of ours, Howard Marks of Oaktree Capital in Los Angeles, made the observation in a letter to his clients that "... one of the usual hallmarks of a market mania is personification." The top brokerage firm Internet analysts like Mary Meeker of Morgan Stanley and Henry Blodget of Merrill Lynch became oracles whose price targets for Internet stocks were accepted without question. However, as Howard Marks points out, many of these price targets were not based on any fundamental profit or price/earnings estimates, but on "...what they thought investors might pay." He continues, "Little insight in terms of either fundamentals or valuation..." were brought to the analysis. Citing a December 18, 2000 article in THE WALL STREET JOURNAL, which revisited some earlier price predictions, Howard points out that of six price targets mentioned, the analysts had predicted an average gain of 64%. Instead, the stocks as a group declined 88%.

     Predicting falling share prices and making sell recommendations are antithetical both emotionally and commercially to the analysts' profession. Analysts want to be optimists; most people do. Taking a negative point of view is far less popular than taking a positive point of view, especially when recent stock price performance has been enormously positive. Furthermore, with the inherent conflict of interest between investment banking and stock research, negative recommendations can jeopardize an analyst's career. If company A hired investment bank B to bring it public, there is often an assumed QUID PRO QUO that the bank's analyst will not make disparaging comments about the company. In an article written by Gretchen Morgenson for the December 31, 2000 issue of THE NEW YORK TIMES, the author found that out of 8,000 recommendations made by Wall Street analysts covering companies in the Standard & Poor's 500 Stock Index, only 29, less than one-half of one percent, were sells. In a further analysis of 27,000 stock recommendations from First Call Research as of December 27,


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                                        5

2000, 33.3% were rated "strong buy," 37.2% were rated "buy," 28.5% were "holds," and a mere 1% were rated either "sell" or "strong sell." It has been our personal observation that the more a stock or group of stocks has risen in the recent past, the less likely it is for anyone to put out a negative recommendation. Once again, being a contrarian can be lonely.

     With Wall Street firmly on board, and a strong economy and a rising stock market coupled with new technology, the stage was set for a modern day gold rush. Investors, both individual and institutional, who were "underweight" in technology were making a big mistake in the eyes of the investment community. The hype was further reinforced by financial talk shows that reported every economic statistic, earnings forecast or report, and every stock price change as if they had the import of the start of World War III. The technology sector of the S&P 500 Stock Index went from the mid-teens to the mid-thirties as a percentage of the Index, underscoring the need for money managers to participate or risk seriously underperforming the market. Rather than cutting back on technology stocks in the same manner that investors re-balance the mix of equities and bonds in their personal portfolios, investors poured more money into tech. Everyone knew that price/earnings ratios were high by any historic standard, but that did not matter. Technology was thought to be immune from economic cycles and in the early stages of a prolonged period of extraordinary growth. And the companies that were the object of the street's affection were in many instances willing participants in the hype as the value of employee stock options soared often into the tens or hundreds of millions of dollars. Like the security analyst who made recommendations with no fundamental basis, company managements in many cases created sales out of thin air in order to meet analysts' earnings estimates. Practices like "jamming the pipeline" and "front ending", whereby revenue from a long-term sales contract is taken up front, became commonplace. In other instances, companies extended credit to money-losing Internet companies to buy their products and thus raise reported sales. In some cases, such manipulation could be termed "tweaking." In other cases, it looked to us like out and out fraud.

     These games could not go on forever. Ultimately, reality must be confronted. With the demise of many of the dot com companies, which were major customers for the "blue chip" suppliers of technology equipment, the ability of the blue chips to maintain their previous growth rates came into question. So did the value of receivables from the dot coms for all the servers and other Internet-related gear they had "purchased" but were no longer able to pay for. Furthermore, the telecommunications companies who were major buyers of technology equipment began to pull back as they too were encountering cash flow problems. Investors began to fear earnings announcements from the blue chips. The bad news began with "earnings


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                                        6
warnings", which were soon followed by layoffs and inventory write downs. The entire technology story began to unravel with such speed that few could comprehend what was happening. Whereas investors and analysts had come to rely on the predictability of technology companies' earnings, they now had to confront a situation where few, if any, were willing to make any earnings estimates going forward. An investment world characterized by high growth rates and earnings predictability had come to an end.

     While we are not aware that any credible market oracle has officially designated the events of the past year as a bear market, don't tell that to technology investors. To say that technology stocks tumbled because the Federal Reserve caused an economic slow down by raising interest rates seems a bit weak. To quote Barton Biggs of Morgan Stanley: "Many investors are intent on blaming the Federal Reserve for the tightenings during the year 2000. But that is a lot like a three-year old blaming the last block on a wobbly tower for its collapse. As a rule, the most likely cause of any collapse is a weak foundation. A stock market dependent on margin debt, hype, and ignorance of valuation is on a weak
foundation....Blame the bubble for the bust."

     Technology stock valuations were clearly excessive and may still be. However, stock valuations have often been excessive. In the case of technology, the market lost sight of the fact that the products these companies produce are subject to obsolescence. While the market may overvalue Gillette or Coca-Cola from time to time, people still need razor blades and still drink Coke. In the case of technology, a company's products can be replaced or rendered obsolete by some upstart who invents another product that is faster and cheaper. Moreover, when a company's product dominates its category, it can charge a premium price resulting in unsustainably high profit margins. However, being "first" in technology is usually a temporary advantage. When competition moves in on the product, not only are sales lost but the pricing structure can change dramatically. The combination can be a double whammy. Consider Lucent Technologies, which was spun out of AT&T in 1996 at a split-adjusted price of $6.38, according to Bloomberg Financial Services. By December of 1999, the stock hit a high of $76.33. The company builds communications and data networking systems primarily for the telecommunications industry. A successor to the venerable old Bell Labs, Lucent was at the cutting edge of telecommunications technology until it missed a product cycle. Someone invented a product that was, you guessed it, faster and cheaper. As Christopher Byron of Bloomberg News wrote in THE NEW YORK OBSERVER: "This is (was) certainly distressing for a company with Lucent's resources, expertise and market clout, and it goes to show the damage that can be done when you miss even a single product cycle on the Mach-10 track of high


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                                        7
technology. Before you know it, the entire company is crashing into the guard rails." Lucent is "restructuring," a euphemism for trying to stay alive, by selling off divisions, and spinning off assets burdened with debt that otherwise sat on Lucent's balance sheet. It has seen sales decline lately by double digits and profits turn into losses. Recently, the company had to deny rumors that it was about to file for Chapter 11 Bankruptcy.

     This is a sad story for a company that was once a leader in its field. However, management must shoulder a large part of the blame for its reversal of fortunes. Like other companies in its field, it financed the sale of its products to financially unworthy customers. Now Lucent must deal with a mountain of bad receivables acquired in the interest of meeting Wall Street's sales and earnings expectations. Moreover, it lent money to or invested in a number of its customers to further bolster sales and earnings. At the end of the day, many of these customers cannot afford to repay Lucent, so it is left holding the bag. At the time these loans and investments were made, there appeared to be no cause for concern. Unfortunately, technology changes rapidly, and often with disastrous consequences for those who are caught unaware.

     In a front page article in the April 18, 2001 issue of THE WALL STREET JOURNAL, author Scott Thurm reports how even Cisco Systems was caught unaware of a downturn in sales when management was predicting growth of between 60% and 70% for the current fiscal year. In December 2000, Cisco hired more new employees than it had hired in any previous month in its history. Four months later, it laid off 8,500 employees, which was the first time in Cisco's history that it ever had layoffs. A year ago, the company had the largest market capitalization of any company in America and a price/earnings ratio above 100. For the year ended March 31, 2001, the stock price is off 80%. So much for immunity to economic cycles. While not currently facing problems anything akin to Lucent, there are significant challenges ahead. In FOR CISCO, IT'S CHANGE OR PERISH in the same issue of THE WALL STREET JOURNAL, author Bret Swanson of the Gilder Technology Report discusses Cisco's long-term position in the telecommunications networking industry. His conclusions are not comforting to Cisco shareholders. The company pioneered in switching equipment and routers, which permitted the 100- year old infrastructure of copper telephone wires to carry the explosion of data that resulted from the Internet. However, bandwidth scarcity is no longer a problem, and companies in the fiber optic and microchip business are threatening Cisco's domination of the telecommunications industry. As Swanson writes, "Unless Mr. Chambers (Cisco's CEO) can set his firm on a new path, Cisco will be remembered as a transitional, if temporarily transformative, enterprise." Perhaps Mr. Chambers will prove Swanson


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                                        8
wrong, or perhaps he will not. At 100 times earnings, it was a bet we were not willing to make. And now, at 30 or 40 times earnings, depending on whose estimates you use and what share price (given how tech stocks bounce around these days), it is still not a wager we are willing to take.

     The technology bubble was mostly an American event. However, international markets had their own bubble in telecommunications stocks. While the US is the primary innovator in technology equipment, outside the US, the action was in companies that are building networks to carry all the projected voice and data information. Once stodgy telephone companies and a handful of wireless phone businesses have engaged in bidding wars to acquire bandwidth and cellular franchises. Companies have gone on a spending binge that would make a drunken sailor blush. Companies have taken on mountains of debt in anticipation of, but long before, an explosion in wireless voice and data transmission. They are still waiting. With access to debt markets now severely restricted, many of these companies are selling off assets to raise cash. At British Telecommunications, shareholder frustration with the company's ever-changing business strategy has led to speculation that top management may be thrown out if it cannot get its act together. Similar speculation surrounds the managements of Deutsche Telekom and France Telecom. None of this sounds to us like a stable or remotely predictable investment climate.

     Despite the sense that technology and telecommunications stocks were a great investment for a long time and have only recently fallen from favor, the duration of this bubble was incredibly short. In a period of only about 24 months, technology and telecommunications stocks rose to dizzying heights and then fell back down to earth. Almost the entire rise in the S&P 500 in 1999 and its decline in 2000 can be attributed to the technology sector. Most of the rest of the stocks in the Index sat quietly on the sidelines. In fact, without technology, it would have been one of the most boring two-year periods in market history. Internationally, the same can be said; the telecommunications sector was the engine of the rise and fall of the foreign indexes. While these sectors are responsible for most of the markets' performance over the past two years, they had surprisingly little effect on the broader stock market. One would have thought, with the NASDAQ Composite falling 60% in twelve months, that there would have been extensive collateral damage. So far, that has not happened. Most of the wealth that was created and lost was rather ephemeral, sort of like thinking you won the power ball lottery only to find out you were off by one number. All in all, we are glad that we and (we hope) most investors were not hurt by the events of the past two years. 3 We do not view the past two years as a triumph of value over growth, or a vindication of our investment style. We like growth stocks; we even prefer


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                                        9
them when we can buy them at a reasonable price. However, we may have a different idea of what constitutes a growth stock. In the April 2, 2001 issue of THE WALL STREET JOURNAL, author Chris Zook, a partner at the consulting firm Bain & Company, wrote an article, AMAZON'S CORE PROBLEM. In this article, Mr. Zook reports on a study his firm made of more than 2,000 companies worldwide "... in order to understand the odds and drivers of profitable growth." He writes, "What we found was shocking. Only one in ten companies achieved true sustained, profitable growth--defined as 5.5% average annual revenue and income growth (adjusted for inflation) and earning the cost of capital--over the past 10 years." Most Internet-related businesses would be eliminated from the "profitable grower" category because of the lack of profits. Mr. Zook goes on to define the three common pitfalls that companies encounter in the pursuit of growth and where Amazon.com has failed in this regard. The first is a failure to define the company's true core business. Companies that define their core too broadly make misplaced investments "... that drain energy and weaken the core." Certainly Amazon has done this with investments in failing Internet companies and in offering products beyond its recognized core of books and music. Amazon has failed Mr. Zook's second test of strengthening its core to the fullest before expanding. Mr. Zook defines Amazon's core business as information products, which has an estimated total market of $300 billion of sales per year, as compared to Amazon's $2.8 billion of sales last year. Finally, Amazon did not "anticipate the challenges of movements away from the core." The continuing lack of profitability, a stock price that has nosedived and now layoffs are proof that something is not working. We used to joke when Amazon was trading in the $60 per share range, that when the stock hit $10, it would be bought by Walmart for its expertise in on-line retailing. With Amazon's market cap below $6 billion and Walmart's above $230 billion, that does not seem so farfetched any longer.

     True, sustained long-term growth is difficult to achieve, as the success of so few companies will attest. Buying shares in start-up companies, companies with business plans or products that can be rendered obsolete before they even reach profitability, is not, in our opinion, growth stock investing. It is speculating. Ignoring this lesson, which has been taught many times over the years, can be expensive. So what does one do with a portfolio of stocks that are down 50% or 80% or more? What do you do with a stock whose business premise has proven to be faulty? We do not have the answer except to say, "Forget what you paid for a stock." What you paid is nothing more than an accident in history. Certainly, the stock does not remember. The basic question is, knowing what you know now, do you feel comfortable continuing to hold the stock at its current price. Just because a stock once sold at a much higher price does not mean it is destined


================================================================================
to go back up to that price. If Amazon were to compound its current share price of approximately $16 at 20% per annum, it would take nine years for the stock to return to its December 1999 high of $96.71. In 1973, Avon Products traded at a split adjusted price of $34 per share at the height of the 70s "nifty-fifty" mania before falling more than 85% to less than $5 one year later. Avon is now trading at about $38 per share, a rousing 11% gain before dividends over a 28-year period. Even if one were lucky enough to have bought Avon at its bottom of about $4.50, the annually compounded rate of return before dividends over the last 27 years has been an unimpressive 8.2%. As Peter Lynch once said, "Just because a stock is down, doesn't mean it's cheap."

In the March 19, 2001 issue of THE WALL STREET JOURNAL, Professor Jeremy Siegel of The Wharton School and author of STOCKS FOR THE LONG RUN, wrote an article entitled NOT-QUITE-SO-BIG-CAP TECH STOCKS ARE STILL A BAD BET. In this article, Professor Siegel observed that in March 2000, nine technology stocks with market capitalizations greater than $90 billion also carried price/earnings ratios in excess of 100. In Professor Siegel's opinion, no large company in history has ever justified such a high earnings valuation. He observes that, a year later, this group has fallen an average of 60%, and their P/E ratios are all below 50. However, he believes they are still overvalued. Despite falling earnings, most analysts continue to predict very high, long-term earnings growth rates. Short term, predictions are much lower and falling. Last August, analysts were predicting 25% growth rates for the technology and telecom sectors of the S&P 500 for 2001. By November, those numbers had fallen to 19% and 7%, respectively. By March of this year, analysts were predicting declines of 5% and 13%. Analysts' predictions on January 8, 2001, for earnings for the technology sector for the quarter ended December 2000 exceeded the actual result, reported six weeks later, by 30%. If estimates can be off by such a wide margin for a quarter that has already ended, what faith can be placed in predictions for the next three, five or ten years? According to Professor Siegel, not much. High price/earnings ratios are usually reserved for companies with above-average growth rates that are highly predictable. For a variety of reasons, technology companies historically have not had highly predictable earnings. In a new book, CREATIVE DESTRUCTION, by Richard Foster and Sarah Kaplan of McKinsey & Company, the authors discuss the need for companies to constantly reinvent themselves if they are to survive. This need extends to all industries, most of which have slower rates of innovation and obsolescence than technology. Companies not willing to reinvent themselves often disappear. Of the 500 companies in the original Standard & Poor's 500 Index in 1957, only 74 remained on the list in 1998, and only 12 outperformed the Index over that period. The conclusion we


================================================================================
draw from this book is that predicting corporate performance well into the future may be a task beyond the abilities of the average stock analyst.

     However, Wall Street craves predictions about the markets in general and companies in particular despite a dismal record of accuracy. On a 24/7 schedule, you can see some market pundit predicting where the market is headed or what company X will earn in the next quarter. However, you never hear such predictions from the investment greats like Warren Buffett, Peter Lynch or John Neff. Maybe they realize the futility of such activity or maybe they do not think it is relevant to smart investing. From time to time, they have commented on whether they thought stocks were overvalued or cheap, but never whether the market was going to rally in the next three or six months. And it is unlikely that they have ever converted to cash or plunged back into the market based on the prediction of some brokerage firm analyst. They probably figured, "Hey, you never know." Take the present year: the popular stock market averages can move up or down 3%, 4%, even almost 9% on any given day. We cannot recall a time when stock market indices have ever been so volatile and for little or no reason. A US reconnaissance plane is forced to make an emergency landing in China and the stock market drops as if the world was on the brink of a major war. "Raise cash! China has one of our planes." We can recall the late Howard Browne, father of Chris and Will, telling us about the Cuban missile crisis. Now that was a risky situation. The stock market was tumbling and the threat of thermonuclear war hung in the balance. A client of Howard's walked into his office in the middle of the crisis and said, "I don't get it. Either we will all be bombed out of existence or the crisis will be resolved and the market will go back up. Unless, of course, the market is saying God only accepts T-Bills as the price of admission to Heaven." Howard's client put all his spare cash into stocks and made a bundle in a very short period of time. Happily, the crew of the plane that had to land on Chinese soil is safely home and that "crisis" seems to have been forgotten by the market.

     In broader terms, there is much speculation about a recession and a bear market. Unfortunately, both events can only be called accurately after the fact. The economy has to contract for two quarters in a row before a recession is declared. That is too bad from an investment standpoint because we are getting the news after the fact. The same can be said for bear markets. Stock indices have to decline 20% or more from their highs for a bear market to be official. Again, the news arrives after the fact. Why couldn't someone tell us this before the market dropped? In our opinion, investors should always invest assuming the next bear market is about to begin tomorrow. Bear markets occur infrequently and, at least for us, are impossible to predict. Therefore, we always assume the next one starts


================================================================================
tomorrow.

     Avoiding the worst of a bear market only requires common sense. Bear markets eventually end and it is possible to recoup your losses (and then some) in the ensuing recovery, if you have invested sensibly in the first place. First rule: avoid leverage. There is nothing worse than having your banker or broker force you to sell out because there is not enough equity in your brokerage account. If you are forced out of the market, you cannot participate on the way back up. Second rule: avoid speculative stocks that have risen dramatically for reasons based more on hype than fundamentals. When a bear market comes, it is usually hardest on the "fad" stocks. Look at all the now moribund technology, telecom and Internet stocks. Hoping they will all come back is like hoping you win the power ball lottery. Not impossible, but highly unlikely. Third rule: don't listen to all the stock market pundits. If all those pundits really knew what the market was going to do, why would they give that information away for free? If we had such divine knowledge, we would just bet the ranch and reap the rewards. Let the others figure it out for themselves.

     For those who have not been through a bear market, fear not. Eventually they end and life goes on. We are reminded of a friend of ours, a recently married woman, who a number of years ago was checking out at a grocery store. All of a sudden, five masked robbers burst into the store and announced a hold up. Our friend was terrified and feared they might try to take her engagement ring. The robbers left with only the cash from the register tills. After it was all over, our friend was visibly upset and trembling. At that moment she felt a reassuring hand patting her arm. When she turned around, she saw a frail, elderly lady who said to her, "What's the matter, dearie? Your first robbery?" We might say the same about a bear market to those who have yet to experience one.

     When the next bear market comes, we like to think we will have adhered to our own rules. We do not borrow money to invest in the stock market, and we clearly do not listen to the stock market pundits no matter how lucky their predictions have been in the past. As for the stocks we own, we like to think they are cheaper than the market as a whole and are worth more than what we paid for them. The fundamental financial characteristics of our two Funds as of March 31, 2001 are presented in the following table.

--------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------

PRICE/BOOK VALUE 0.85x   Based on 18.66%      Cheaper than 89% of the 10,974
                         of portfolio assets  stocks in the Bloomberg database
                                              with a market capitalization above
                                              $100 million in those countries
                                              where the Global Value Fund has
                                              investments.
--------------------------------------------------------------------------------


================================================================================

--------------------------------------------------------------------------------
PRICE/EARNINGS  11.3x  Based on 55.72%        Cheaper than 85% of the 10,974
                       of portfolio assets    stocks in the Bloomberg database
                                              with a market capitalization above
                                              $100 million in those countries
                                              where the Global Value Fund has
                                              investments.
================================================================================


TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PRICE/BOOK VALUE 0.73x  Based on 11.86%       Cheaper than 94% of the 3,846
                        of portfolio assets   stocks in the Bloomberg database
                                              with a market capitalization above
                                              $100 million that are based in the
                                              United States.
--------------------------------------------------------------------------------
PRICE/EARNINGS   12.3x  Based on 59.16%       Cheaper than 80% of the 3,846
                        of portfolio assets   stocks in the Bloomberg database
                                              with a market capitalization above
                                              $100 million that are based in the
                                              United States.
================================================================================


     And if it is of any comfort, we eat our own cooking. We, our employees and retired principals of the firm, and all of our families have $85.6 million invested in the Funds. We think of our shareholders as co-investors and will always treat your money as we treat our own.

     As an appendix to this report, we are including a transcript of a question and answer session in which we participated through our friends at Morningstar (see Appendix A). These were your questions with no prompting from us, no planted soft balls, and our answers. In addition, we are appending a talk Chris Browne delivered last November at the Columbia University Business School's annual Graham and Dodd breakfast meeting (see Appendix B). We hope you find these of interest.

                                 Sincerely,
                                 TWEEDY, BROWNE COMPANY LLC

                                 Christopher H. Browne
                                 William H. Browne
                                 John D. Spears
                                 Thomas H. Shrager
                                 Robert Q. Wyckoff, Jr.
                                 MANAGING DIRECTORS




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                                       14

Footnotes to Table on  pages 1 and 2

(1) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25%-50%) in the US. (3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the US.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) Russell Mid-Cap Value is an unmanaged capitalization-weighted index which assumes reinvestment of dividends that is comprised of mid-cap companies with lower price-to-book value ratios and lower forecasted growth values that are also members of the Russell 1000 Index.

(6) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.

(7) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Except for the S&P 500 Index, information with respect to all other indicies and averages used is available at month end only; therefore the closest month end to each Fund's inception date, May 31, 1993 and November 30, 1993, respectively, were used.




================================================================================

TWEEDY, BROWNE FUND INC.

--------------------------------------------------------------------------------
APPENDIX A -- MORNINGSTAR.COM'S ASK THE ANALYST
--------------------------------------------------------------------------------

HEADLINE: The Management Team of Tweedy, Browne Global Value

DECK: Morningstar's International-Stock Manager of the Year sounds off. The management team at Tweedy, Browne Global Value has answered your questions regarding hedging, stock selection, and more.

BYLINE: Alan Papier

PUBLISH DATE: 2/28/2001

THE MANAGEMENT TEAM AT TWEEDY, BROWNE GLOBAL VALUE FUND TBGVX WAS RECENTLY SELECTED AS MORNINGSTAR'S INTERNATIONAL-STOCK MANAGER OF THE YEAR. IN 2000, THE GLOBAL VALUE FUND WAS VINDICATED FOR STICKING TO ITS VALUE DISCIPLINE IN SPITE OF THE DIFFICULT MARKET FOR SUCH AN INVESTMENT STYLE IN RECENT YEARS. INDEED, IT TROUNCED ITS COMPETITION IN THE FOREIGN-STOCK CATEGORY WITH A GAIN OF MORE THAN 12%--ITS AVERAGE PEER LOST MORE THAN 15%. THE FUND WAS BUOYED BY ITS LIMITED EXPOSURE TO TECHNOLOGY AND TELECOMMUNICATIONS STOCKS AND BY HEDGING AWAY FOREIGN-CURRENCY RISK AS THE U.S. DOLLAR WAS STRENGTHENING.

THIS HIGHLY EXPERIENCED TEAM OF CHRISTOPHER BROWNE, WILLIAM BROWNE, AND JOHN SPEARS HAS MANAGED THE FUND SINCE ITS 1993 INCEPTION. THE TRIO ALSO ARE AT THE HELM OF TWEEDY, BROWNE AMERICAN VALUE FUND TWEBX.

THE  FOLLOWING  IS  THE  COMPLETE  SESSION  WITH   MORNINGSTAR.COM   READERS  IN
CONVERSATIONS' ASK THE EXPERT FORUM.


THE REASONS FOR HEDGING
A QUESTION FROM DREAM28:

PLEASE EXPLAIN YOUR RATIONALE FOR CURRENCY HEDGING IN TWEEDY, BROWNE GLOBAL VALUE FUND TBGVX. THERE ARE SEVERAL SCHOOLS OF THOUGHT ON THE CONCEPT: NO HEDGING, LIMITED HEDGING, AND FULL HEDGING.

For our money and our clients' money we have chosen to be fully, passively hedged back into our base currency, the U.S. dollar. Long-term performance studies between hedged and unhedged international portfolios reveal little, if any, performance differential. We found that there were periods of dollar strength such as 1979 to 1984 where unhedged investors lost approximately 50% of their money in dollar terms against some of the world's major currencies such as the pound, deutschmark, and guilder. We felt that if we could eliminate what the evidence indicated to be tremendous volatility in foreign currency versus the dollar at very little cost, why not do it? That was a



================================================================================
controversial position to take in 1993 at the fund's inception when the "rearview mirror" for U.S. dollar performance had been so poor for so many years. Today, with the rebound in the U.S. dollar, we have many emulators. As far as limited hedging is concerned, we felt that was akin to simply making currency bets, which we think no one can get right consistently. For those who support the idea of not hedging at all, we wonder whether they would really be comfortable with the interim volatility caused by fluctuating currencies.


EXPENSE RATIO REDUCTIONS

ANOTHER QUESTION FROM DREAM28:

WILL YOU REDUCE YOUR EXPENSE RATIOS AS ASSETS GROW?

Our expense ratios for Tweedy, Browne American Value TWEBX and Global Value Funds are down from 1.75% at inception to 1.38% and 1.39%, respectively. We are always looking for ways to reduce expenses.


EXERCISE CAUTION WITH EMERGING-MARKETS INVESTMENTS

A QUESTION FROM DGARY:

AS AN AGGRESSIVE GROWTH INVESTOR WITH A LONG-TERM HORIZON, I'M INTERESTED IN, BUT REMAIN CAUTIOUS ABOUT, INVESTING IN AN EMERGING-MARKETS FUND. WHAT SORT OF BALANCE WOULD YOU SUGGEST FOR DEVELOPED- AND EMERGING-MARKETS EXPOSURE WITHIN ONE'S INTERNATIONAL PORTFOLIO?

We have very little exposure in our funds to emerging markets. We do have some indirect exposure through our investments in companies such as Unilever UL and Nestle NSRGY, which sell their products worldwide. We're happy to look for stocks in countries where there is a stable political system; a mechanism for enforcing our property rights (good contract law); a flow of reliable and timely financial data; undervalued equity securities; and a liquid, forward foreign-exchange market. These basic requirements keep us out of most emerging markets. For many who invest in emerging markets, it's purely a bet on an above-average growth rate for a particular country. That's simply not what we do. The historical volatility of returns also does not give us comfort. We share your caution with respect to investment in emerging markets.


SMALL CAPS ARE EASIER ACQUISITION TARGETS

A QUESTION FROM IXGORDON:

WHAT PORTION OF ONE'S INTERNATIONAL EQUITY ALLOCATION SHOULD ONE DEVOTE TO INTERNATIONAL SMALL CAPS?

We do not think in terms of allocating capital by market cap. Our funds are


================================================================================

"all cap" in character. That said, if presented with two equally compelling valuation and growth stories, one small cap and one large cap, we would probably prefer the smaller-cap company since it could be acquired more easily.


FOREIGN TAXES ARE A STICKY ISSUE

A QUESTION FROM WORKMANFRED:

GIVEN THAT MORE THAN 80% OF ASSETS IN TWEEDY, BROWNE GLOBAL VALUE ARE INVESTED IN INTERNATIONAL STOCKS, WHY DON'T YOU CHANGE THE FUND TO AN INTERNATIONAL FUND? THAT WAY, INVESTORS IN TAXABLE ACCOUNTS CAN TAKE A CREDIT FOR THE FOREIGN TAXES THAT THE FUND PAYS.

We have always viewed our global fund as an international vehicle, although we have also owned U.S. securities in the fund. We can't recall the exposure to U.S. stocks ever being greater than 16% of fund assets. In fact, many of these--which are formally classified as U.S. companies--are in reality international or global companies. For instance, Panamerican Beverages PB, a large holding in the fund, is counted as a U.S. asset because it trades on the NYSE even though it does no business in the United States and is headquartered in Mexico. It is Coca-Cola's KO largest international bottler. The prospectus indicates that the fund will primarily invest outside the U.S. Most rating agencies such as Morningstar kept us in their world or global category even though the exposure to the U.S. was modest. They recently decided to change our classification and we are now in their foreign-fund universe. Although a foreign-tax credit pass-through is a complex subject--and this is not the forum to go into it--we expect that our investors will be able to take a credit for foreign taxes paid for tax year 2001.


STOCK SELECTION HAS BOLSTERED PERFORMANCE

A QUESTION FROM DCOWLING:

ANY  COMMENTS  ABOUT THE  FOLLOWING  STATEMENT  FROM  WILLIAM  J.  BERNSTEIN  AT
EFFICIENTFRONTIER.COM? HE IS A TRUE BELIEVER IN INDEXING. "FOR THOSE OF YOU UNFAMILIAR WITH TWEEDY, BROWNE GLOBAL VALUE, THIS MANAGEMENT TEAM EMPLOYS A HIGHLY DIVERSIFIED, DISCIPLINED, NATION-BLIND VALUE STRATEGY. THEIR PORTFOLIO--HEDGED AND LARGELY EUROPEAN--HAS BEEN IN THE 'SWEET SPOT' OF GLOBAL EQUITY AND CURRENCY MARKETS FOR THE PAST HALF DECADE. IT REMAINS TO BE SEEN HOW THEY WILL DO WHEN THOSE WORMS TURN."

So far, our stock selection has been pretty good independent of hedging. Since inception of the fund through January 31, 2001, we've outperformed the MSCI EAFE Index unhedged by 793 basis points (bps) annualized and EAFE


================================================================================
hedged by 377 bps annualized. We do expect the worm to turn at some point. We expect to underperform a relevant comparative index between 30% and 40% of the time. That kind of lumpiness is a normal part of long-term investment success.


NO PLANS TO CLOSE GLOBAL VALUE

A QUESTION FROM ZDTVHT:

AT WHAT POINT WOULD YOU CONSIDER CLOSING TWEEDY, BROWNE GLOBAL VALUE?

In thinking about closing Tweedy, Browne Global Value, I am reminded of a piece I read a while back where Fidelity was defending its gargantuan size by arguing that it only managed assets equivalent to 1% of global GDP. We currently manage in total roughly $4 billion in non-U.S. assets including our fund and separate accounts. To date we have not had a problem putting the money to work. We haven't had to compromise our valuation standards nor have our market capitalization characteristics changed much since starting the fund. If cash reserves begin to build and we have trouble finding securities that meet our criteria, we would consider closing.


ACTIVE MANAGEMENT HAS ADDED VALUE

A QUESTION FROM TIMOTEO8:

BASED ON THE DATA IN YOUR BOOKLET "INVESTING FOR HIGHER AFTER-TAX RETURNS," AFTER TAX RETURNS ON A FUND WITH 20% TURNOVER, (YOUR FUND), WOULD HAVE A PERFORMANCE DISADVANTAGE VERSUS AN INDEX WITH 3% TURNOVER, ASSUMING IDENTICAL ANNUAL RETURNS ON THE PORTFOLIOS. ADDING IN YOUR EXPENSE RATIO, WHICH EXCEEDS VANGUARD'S TOTAL INTERNATIONAL STOCK INDEX VGTSX BY ABOUT ONE PERCENTAGE POINT, ISN'T THAT A TOUGH HANDICAP TO OVERCOME OVER TIME IN A TAXABLE ACCOUNT?

We obviously agree with you--beating a low fee, tax-efficient index is tough, and the degree of difficulty depends on the assumed tax rate. Our report assumed a fairly high 27% combined federal and state long-term capital gains tax rate. Bear in mind that not all of our turnover is gain generating. If you're successful over time, however, there are limits to loss harvesting. I'm also not sure if you can buy a fully hedged index, but I suspect at some point you will be able to. We hope to do well going forward, and we take comfort with knowing that what we own has provided us with much more underlying intrinsic value than what we would have received from owning an index fund. We are investing our own real money--a substantial portion of our net worths--in these stocks alongside our clients and, psychologically, facing a future that is always uncertain; we are much more comfortable owning interests in businesses that are cheap and that we know something about than



================================================================================
we would be owning an index that looks expensive. For example, there have been indexes that have been priced at nutty valuations, such as the Nasdaq Index, or the Nikkei Index in Japan at the top of its bubble ten or eleven years ago. We think that you can do poorly in expensively valued indexes.


NO-COST HEDGING?

A QUESTION FROM KBURNES:

HOW MUCH DOES IT COST, AS A PERCENTAGE OF NET ASSETS, TO MAINTAIN YOUR FULLY HEDGED CURRENCY POSITION?

We calculated this most recently last fall and found that we were being paid a little over 2% on our hedges. The notion that hedging costs money is overstated. The true cost of hedging is reflected in interest rate differentials between short rates in the base currency and short rates in the hedged currency. Since short rates in most developed markets are lower than comparable U.S. short rates, we are currently being paid to hedge. Now, if interest rate differentials were to change around, we would incur costs to hedge. One of the reasons why we have not had much of a position in Latin America is the cost of hedging. Over time the studies seem to suggest that the cost or benefit of hedging nets out to zero.


U.S. MARKETS NOT NECESSARILY OVERVALUED

A QUESTION FROM ERRYL:

I NOTICED THAT U.S. EXPOSURE IN TWEEDY, BROWNE GLOBAL VALUE HAS DECREASED OF LATE. DO YOU SEE LESS VALUE IN THE U.S. THAN IN FOREIGN MARKETS?

Selling certain U.S. securities doesn't necessarily imply we think foreign stocks are cheaper in general. Going back several years, there did appear to be more bargains turning up abroad. It's hard today to argue one way or the other.


HOW TO BUILD AN ALL-TWEEDY PORTFOLIO

ANOTHER QUESTION FROM ERRYL:

IF AN INVESTOR WERE TO BUILD A PORTFOLIO OF TWEEDY, BROWNE GLOBAL VALUE AND AMERICAN VALUE FUNDS, WHAT RATIO WOULD YOU RECOMMEND?

We suggest that they consider an allocation of 20% to 25% of their assets to our Global Fund and 75% to 80% to the American Fund. There is no rocket science associated with this recommendation. It simply seems like a prudent allocation.


HARD TO FORECAST TAX EFFICIENCY

A QUESTION FROM BILL LONDINO:


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                                       20

WHICH IS BETTER TO HOLD IN A TAXABLE ACCOUNT--TWEEDY, BROWNE GLOBAL VALUE OR AMERICAN VALUE? IF ONE IS MORE TAX-EFFICIENT THAN THE OTHER, IS THAT LIKELY TO CONTINUE OVER TIME?

We use the same approach in managing both funds. We are sensitive to taxes in both funds. It is hard to say which fund will be more tax-efficient going forward. It's a complex topic, and most of our thoughts on it are in the report, "Investing for Higher After-Tax Returns...," which is in the Research section of our website. Or kindly call 212-916-0600 and we will be happy to send you a copy.


NO HOT MONEY PROBLEMS HERE

ANOTHER QUESTION FROM BILL LONDINO:

ARE YOU EXPERIENCING ANY "HOT MONEY" PROBLEMS FROM MOMENTUM INVESTORS JUMPING INTO AND OUT OF YOUR FUNDS? IF SO, WHAT KIND OF IMPACT HAS IT HAD ON PERFORMANCE FOR LONG-TERM INVESTORS?

I think most funds experience money movement from momentum investors. There have been years when our funds have had nearly 50% of underlying shares change hands. To date, however, it has not been disruptive.


INTRINSIC VALUE IS THE FOUNDATION FOR ANALYSIS

ANOTHER QUESTION FROM BILL LONDINO:

ONE OF YOUR RECENT SPEECHES DESCRIBES MODERN PORTFOLIO THEORY (MPT), EFFICIENT-MARKET THEORY, AND BETA AS "GARBAGE IN, GARBAGE OUT." IF SO, WHAT IS YOUR VIEW OF HOW MARKETS WORK? AND HOW DO YOU DEVELOP AN INVESTMENT STRATEGY THAT TAKES THOSE CONCLUSIONS INTO ACCOUNT?

Ben Graham's whole approach was predicated on the notion that markets are inefficient, a foreign concept to MPT practitioners. According to Graham, the essence of investing is to exploit discrepancies between current prices and the price that would accrue to investors if the company were sold at intrinsic value. He logically constructed a strategy to calculate the intrinsic value of publicly traded companies. That's what we do everyday. It's the very foundation of our business.

We typically buy at 60% or less of what we calculate to be the stock's intrinsic value and re-evaluate the position as it approaches its intrinsic value. If its intrinsic value appears to be growing at an above-average rate, say 15%, we might keep it at that point for taxpayers; otherwise it is sold and the proceeds reinvested in a more attractive bargain.



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                                       21
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ADDING VALUE RELATIVE TO AN INDEX

ANOTHER QUESTION FROM BILL LONDINO:

YOU'VE MENTIONED THAT INDEX FUNDS ARE YOUR TOUGHEST LONG-TERM COMPETITORS. STILL, IS THE BIGGEST DOWNSIDE YOU SEE TO INDEX FUNDS THEIR VALUATIONS? IF SO, IS THAT A SUFFICIENT REASON TO GO WITH ACTIVELY MANAGED VALUE FUNDS SUCH AS YOURS?

Index funds are indeed tough competitors. However, there are those active managers who have been able to add value over long measurement periods. If you have been an investor in our global fund since inception, you should not be feeling any pain since we have outperformed the EAFE Index both in U.S. dollars and hedged. Our American Value Fund, while trailing the tech-heavy S&P 500 Index in recent years, has had attractive absolute results since inception and has added value versus value-oriented indexes. Unfortunately, as William Sharpe once said, it takes at least 20 years of data before you can know whether a money manager is lucky or smart. We are one of the few investment teams whose record goes back 25-plus years and still implements the same strategy. With respect to the valuation level of the S&P 500 Index, if it were a stock, we wouldn't want to own it.


THINKING OUTSIDE THE BOX

ANOTHER QUESTION FROM BILL LONDINO:

WHEN CHOOSING AN ACTIVE MANAGER, IS IT BETTER TO PICK ONE WHO STICKS TO A "STYLE BOX," OR ONE WHO IGNORES THEM?

From our point of view, it's important to pick managers who adhere to a discipline. Hopefully, that translates into style consistency. However, we've never managed to a style box.


NOT AN EMERGING-MARKETS EXPERT

ANOTHER QUESTION FROM DGARY:

WHAT'S YOUR FORECAST FOR EMERGING MARKETS AS A GROUP IN THE NEAR TO MID-TERM? HOW DO YOU EXPECT TO PLAY THOSE TRENDS?

In a prior question, we mentioned some of our criteria for investing in a particular country, and that has kept us out of most emerging markets. We're not experts on emerging-market performance history, but anecdotally it seems that such markets have experienced huge volatility of returns over time with sub-par results. That said, we don't play trends or markets--we value businesses, one-by-one. Unfortunately, we couldn't begin to tell you how to play the trends in the emerging markets.



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                                       22

NTF PARTICIPATION UNLIKELY

A QUESTION FROM ERUDERMAN:

ANY PLANS TO JOIN THE "NO TRANSACTION FEE" PROGRAMS AT MAJOR BROKERAGES?

Probably not. We've had very few complaints from our long-term shareholders who came to us via Schwab about paying a one-time transaction fee. We have looked into joining the NTF program at Schwab for 401(k) business only--transaction fees can become onerous in a payroll deduction plan. Also, Schwab has to have a way to get paid for its administration and recordkeeping services for 401(k) plans and still be able to compete with organizations that are able to subsidize the administration with asset-management fees.


JAPANESE HOLDINGS ARE ANALYZED ONE AT A TIME

A QUESTION FROM CBAND:

WHAT IS YOUR OUTLOOK ON JAPAN'S ECONOMY FOR THE NEAR-TERM AND FOR THE NEXT FEW YEARS?

John Kenneth Gailbraith once said there are two kinds of forecasters...those who don't know and those who don't know they don't know. We would not proffer an outlook on the Japanese economy other than to say that the Japanese are a hard-working, resourceful people who will more than likely eventually get it right.

We own a diversified group of businesses in Japan at extremely attractive prices. For the most part, these are companies that are making money with a conservative capital structure and where management has expressed at least some interest in its shareholders. On the positive front, Japanese corporations are beginning to issue stock options and buyin their stock on occasion. There's also a serious amount of private equity capital looking to do deals in Japan. We're quite comfortable with our position in Japan and are hopeful about the future.


BUFFETT VS. GRAHAM

A QUESTION FROM SIXTWOSIX:

YOU STATED IN YOUR SEMIANNUAL REPORT THAT YOUR INVESTMENT PHILOSOPHY AND PRACTICES HAVE BEEN STRONGLY, IF NOT ENTIRELY, INFLUENCED BY WARREN BUFFETT AND BENJAMIN GRAHAM. WHOSE INFLUENCE IS GREATER?

We employ aspects of both Buffett's and Graham's methodologies in our approach. We love businesses that are compounding earnings at attractive rates but only buy them when given a compelling pricing opportunity. We are also happy to own the cyclical "one-puffers" at an extreme price particularly


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                                       23
when there has been a pattern of recent insider buying by knowledgeable insiders, e.g., officers, CEOs, CFOs. With respect to diversification, we are firmly in Graham's camp preferring to own more, rather than fewer, stocks. It has become conventional wisdom to believe that only focused portfolios can beat the market. People forget that Ben Graham produced terrific returns while routinely owning upwards of 100 securities in a portfolio. Peter Lynch at times had over 1,500 stocks in his Magellan portfolio. Tax avoidance and asset size has in part led Buffett to run a more concentrated portfolio.


MARKET INEFFICIENCIES PERSIST

ANOTHER QUESTION FROM SIXTWOSIX:

HAVE YOU SEEN MARKETS BECOME MORE EFFICIENT OVER TWEEDY'S LONG HISTORY? ARE THERE FEWER EXPLOITABLE OPPORTUNITIES THAN THERE WERE IN THE EARLY DAYS OF THE FIRM?

There are still plenty of opportunities to exploit. Paraphrasing Ben Graham, the market continues to be a voting machine in the short run and a weighing machine in the long run. Fear and greed continue to drive markets--the swings today sometimes occur more quickly and violently but they still occur. Until emotion is eliminated, human behavior will continue to be irrational and markets will remain inefficient.


GLOBAL INEFFICIENCIES VARY

ANOTHER QUESTION FROM SIXTWOSIX:

DO FOREIGN MARKETS OFFER GREATER OPPORTUNITIES TO EXPLOIT INEFFICIENCIES THAN THE U.S. MARKET, OR DO THEY VARY ACCORDING TO THE VALUATION OF THE MARKETS?

They vary according to the valuation of the markets.


EVALUATING COMPANY MANAGEMENT

ANOTHER QUESTION FROM SIXTWOSIX:

CAN YOU SHED SOME LIGHT ON HOW TO EVALUATE MANAGEMENT? WARREN BUFFETT CONSIDERS THIS TO BE CRITICAL. ASIDE FROM INSIDER PURCHASING, WHAT DO YOU LOOK FOR IN MANAGERS?

We have never given the quality of management the same weight as Buffett in evaluating a stock. That said, we want management to be aggressive buyers of their own company shares, and we obviously prefer managers who act and think like owners.


TWEEDY MANAGERS PLAN TO KEEP ON TRUCKIN'

ANOTHER QUESTION FROM SIXTWOSIX:

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                                       24

WHAT ARE THE FIRM'S LONG-TERM SUCCESSION PLANS? ARE THE FUNDS AND PRIVATE ACCOUNTS MANAGED DIFFERENTLY?

The same approach is used in the management of the funds and the private accounts. In terms of succession plans, we feel that there is still plenty of tread on our tires. Will Browne is 56, Chris Browne is 54, John Spears, 52, Bob Wyckoff, 48, and Tom Shrager, 43. We also have a seasoned team of analysts who have been here a long time and whose skills are interchangeable with ours. Walter Schloss, a former Ben Graham associate, who shares office space with us and runs his own private partnership, is 84 and shows no sign of imminent retirement. Longevity seems to correlate well with value investing. We all hope we can have as successful and as long a run as Walter.


BURGERS, CREDIT CARDS, AND BUFFETT

ANOTHER QUESTION FROM SIXTWOSIX:

PLEASE COMMENT ON HOLDINGS MCDONALD'S MCD AND AMERICAN EXPRESS AXP. ALSO, I CAN'T RESIST ASKING ABOUT BERKSHIRE HATHAWAY BRK.B.

We've owned American Express since early 1991 when it was selling at about eight times what we believed to be the earnings power of the business. With the ascendancy of Harvey Golub and the refocus on the card business, the company has thrived. It's been compounding its earnings at 10% to 15% a year. While no longer cheap, we are happy to hold it and are comfortable with its prospects. We also have good company with Warren Buffett in the stock.

We followed Buffett into McDonald's several years back, attracted as he was by its fast-growing international business, and we kept it, even though Buffett eventually got out. We added a little to our position recently when the stock traded down on euro-translated earnings disappointment.

We've happily owned Berkshire Hathaway for a very long time in a few of our partnership portfolios. However, since starting our mutual funds, the stock has never seemed cheap enough to us. We looked at it pretty carefully last year when it traded lower, but still could not get comfortable with the valuation.


GIVING PROPS

ANOTHER QUESTION FROM SIXTWOSIX:

WHICH FUND MANGERS DO YOU ADMIRE AND RESPECT?

Bill Ruane and Bob Goldfarb at Sequoia SEQUX, Mason Hawkins at Longleaf Partners LLPFX, Jim Gipson at Clipper CFIMX, and Marty Whitman at Third Avenue Small-Cap Value TASCX are all tough competitors and good investors.


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                                       25

SELL CRITERIA

A QUESTION FROM TANGAU:

HOW DO YOU DECIDE TO SELL A STOCK?

Stocks are sold infrequently, but when we do sell, its generally for one of the following three reasons.

     (BULLET)The price has reached our estimate of intrinsic value and the future prospects are uncertain.

     (BULLET)In what we call the "pigs feeding at the trough" sell discipline, a more attractive (cheaper) pig nudges a less attractive (more expensive) pig away from the trough.

     (BULLET)We identify a mistake in our valuation analysis or we receive new information so that the stock's price is no longer at a discount from its intrinsic value.

FOREIGN-CURRENCY EXPOSURE IS UNDESIRABLE

A QUESTION FROM BRAHAM:

I UNDERSTAND THAT YOU HEDGE OUT CURRENCY EXPOSURE AND FOCUS ON BUYING GOOD BUSINESSES AT REASONABLE PRICES. BUT WHY NOT FACTOR CURRENCY INTO YOUR CASH FLOW AND VALUATION MODELS OF A BUSINESS? ALSO, IS IT POSSIBLE TO ANALYZE A CURRENCY'S UNDERLYING VALUE AS DONE WITH A BUSINESS?

Too many variables factor in when trying to value a currency. We try to focus our attention on what is knowable and doable, and calculating the value or the future direction of foreign currencies is not doable on a consistent basis.

We are fortunate in the U.S. that we can live our lives in one currency. This isn't true for the Belgian dentist who may have a ski chalet in Switzerland and a beach house in Spain. We never considered "exposure" to foreign currency as necessary or desirable, particularly since one can neutralize this risk over time at very little cost through hedging.


SAYING NO TO CURRENCY SPECULATION

ANOTHER QUESTION FROM BRAHAM:

WOULD YOU CONSIDER TAKING THE CURRENCY HEDGE OFF IF YOU FELT A CURRENCY WAS SUBSTANTIALLY UNDERVALUED RELATIVE TO THE DOLLAR? MANY SAY THE EURO, POUND, AND AUSSIE DOLLAR ARE THAT WAY NOW.

We're not going to speculate with our clients' money. We're happy with just the equity return. We have no opinion about whether the euro, pound, or Aussie dollar are about to perk up. We do not know how currency strength correlates with equity performance.



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                                      26

GOING OVERSEAS ADDS OPPORTUNITIES

A QUESTION FROM GLENNEVANS:

WHAT IS THE STRONGEST ARGUMENT FOR INCLUDING NON-U.S. VALUE-ORIENTED POSITIONS IN MY PORTFOLIO OF U.S.-ONLY VALUE EQUITIES? AS I SEE THINGS, THE CORRELATION BETWEEN U.S. AND OVERSEAS MARKETS HAS INCREASED OVER TIME, NULLIFYING SOME OF THE DIVERSIFICATION RATIONALE. I'D ALSO ARGUE THAT U.S. EQUITY MARKETS ARE MORE LIQUID, TRANSPARENT, AND GENERALLY CONSIST OF MORE SHAREHOLDER-FRIENDLY MANAGEMENT.

We agree with your points about correlation, liquidity, transparency, and shareholder orientation. However, by adding another 10,000-plus companies to the prospective investment universe, you increase your chances of finding deeply undervalued securities. Transparency has improved with increasing acceptance of international accounting standards; liquidity has increased with growing foreign investment; and shareholder sensitivity has perked up with more shareholder activism and use of stock options to incentivize management. You probably don't have to go overseas for value, but it increases your odds of finding good value.


SIBLING RIVALRY

A QUESTION FROM JATERPENING:

WHY ARE THE PORTFOLIOS OF GLOBAL VALUE AND AMERICAN VALUE DIFFERENT IF BOTH SEEK THE BEST VALUE OPPORTUNITIES AROUND THE WORLD?

The portfolios are different because our Global Fund is managed as an international vehicle while the American Fund is managed as a primarily U.S. vehicle. We started the Global Fund in the summer of 1993 to initially give our separate-account clients a convenient and efficient way to invest a portion of their assets outside the U.S. We called the fund Global because it gave us maximum flexibility even though the focus remained international. We established the American Fund in late 1993 to accommodate investors who wanted access to our domestic capability. We can invest as much as 20% of its assets in foreign stocks. As investors begin to think more globally, perhaps the day will come when we have a truly global vehicle.


HEDGING SHOULD SHIELD GLOBAL VALUE FROM A WEAKENING DOLLAR

A QUESTION FROM RAYRAY:

IF GLOBAL VALUE'S STOCK SELECTION CONTINUES TO BE SUCCESSFUL BUT THE U.S. DOLLAR WERE TO WEAKEN IN THE FUTURE, HOW MIGHT PERFORMANCE BE IMPACTED?

Given our hedging policy, the returns we have earned since inception in the Global Fund have been in the stocks, not the currencies. (We've benefited


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                                       27
modestly from interest-rate differentials). Should foreign currencies gain ground against the dollar in the future, we would not receive these currency returns. Nonetheless, if stock selection continues to be successful, we suspect we will be quite happy with our returns, independent of foreign currency appreciation or depreciation.


GLOBAL VALUE IS DIVERSIFIED

ANOTHER QUESTION FROM RAYRAY:

FOR DIVERSIFICATION PURPOSES, WOULD YOU RECOMMEND AN INTERNATIONAL GROWTH FUND TO COMPLEMENT GLOBAL VALUE, OR DO YOU THINK GLOBAL VALUE CAN FULFILL THE ENTIRE INTERNATIONAL COMPONENT OF A DIVERSIFIED PORTFOLIO?

We would not recommend the use of an international growth fund to complement Global Value. The fund is diversified by country, issue, industry, and market cap. It owns very good businesses that have been growing at above-average rates as well as slower-growing, cyclical businesses. As Buffett has said, value and growth are joined at the hip, it's merely a question of price. We don't think in terms of diversifying styles, so it would be hard for us to recommend an international growth fund.


POTENTIAL CAPITAL GAINS EXPOSURE

ANOTHER QUESTION FROM RAYRAY:

WHAT IS THE CAPITAL-GAINS EXPOSURE IN GLOBAL VALUE? IS THERE ANY WAY FOR A NEW INVESTOR WHO DID NOT PARTICIPATE IN THE RUNUP TO MITIGATE THE EXISTING TAX CONSEQUENCES?

As of September 30, 2000, the unrealized gains per share in the Global Fund were approximately $5.80 per share. Investors can take comfort in the fact that with our low level of annual turnover, these gains are unlikely to be recognized overnight. Also, the fund is continually attracting new investors and we expect its future tax liability to be shared by an increasing shareholder base. We do our best to also prudently harvest losses to help soften the tax impact of gain recognition.


EVALUATING FOREIGN STOCKS

ANOTHER QUESTION FROM SIXTWOSIX:

CAN YOU DESCRIBE THE DIFFERENCE BETWEEN YOUR ANALYSIS OF U.S. AND INTERNATIONAL STOCKS?

Our approach to investigating international and U.S. stocks is the same, starting with databases to screen out potential candidates for more intensive analysis. We tend to visit more non-U.S. companies than U.S. companies,


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                                       28
particularly Japanese candidates where there is a language barrier. Outside of Japan, English is the language of business in the developed world. Much of our contact is over the phone, as is the case in the U.S. We do from time to time receive valuable insight from talking to competitors to the extent that constitutes scuttlebutt. We also have obtained insights from talking to customers. Valuing intangibles is difficult regardless of geography, but we generally can rely on actual transaction multiples for guidance. With the exception of Japan, acquisition activity has increased around the globe. At the back of our report, "Investing for Higher After-Tax Returns...," we have a list of the typical kinds of questions that we are likely to ask. This report is on our website. Or call 212-916-0600 and we will send a copy to you.


MARKET-CAP CHARACTERISTICS ARE A BYPRODUCT OF STOCK PICKS

ANOTHER QUESTION FROM SIXTWOSIX:

BASED ON YOUR RESEARCH REPORTS, I WOULD HAVE THOUGHT THAT SMALL-CAP STOCKS WOULD REPRESENT A LARGER PERCENTAGE OF THE AMERICAN VALUE FUND'S PORTFOLIO. ANY COMMENTS ON THIS?

The last time we measured, on September 30, 2000, approximately 63% of equity net assets were invested in small- and medium-capitalization companies (defined as market caps of $5 billion and below). Market-cap characteristics are purely residual to where we are finding value. The market-cap characteristics have not changed markedly since the Fund's inception...it has always been a real mix.


LESSONS LEARNED

ANOTHER QUESTION FROM SIXTWOSIX:

HOW HAS THE STOCK-SELECTION PROCESS EVOLVED OVER THE DECADES? WHAT WERE THE MOST DIFFICULT AND/OR VALUABLE LESSONS YOU'VE LEARNED?

The answer to this question could go on for pages. However, here is a sampling of some of the lessons we have learned over decades.

     (BULLET) Develop a handful of durable models for your business and life--constantly re-examine, tweak, and refine the models.

     (BULLET) Dissect behavioral biases and exploit them.

     (BULLET) Think of a company in the context of its competitors, not just as a stand-alone entity--look to the future as well as the current snapshot.

     (BULLET) Spend your time and analysis on higher-probability activities and continue to be humble about what is knowable and doable.


     (BULLET) Be intellectually honest--confront the challenges of your business head on--speak the simple truth and it will generally be well received.

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                                      29

     (BULLET) Equity returns occur often in concentrated bursts--you must be in to win--try to stay as fully invested as possible.

     (BULLET) Revel in the risk-reducing and return-enhancing advantages of diversification and the mathematics of skewness.

     (BULLET) Pay close attention to the behavior of knowledgeable company insiders.

     (BULLET) Make the government a very limited partner in your business.

LESSONS LEARNED FROM THE GURUS

ANOTHER QUESTION FROM SIXTWOSIX:

TO GAIN BETTER INSIGHT INTO YOUR INTELLECTUAL FRAMEWORK, PLEASE SITE THE MOST VALUABLE LESSONS LEARNED FROM BENJAMIN GRAHAM, WARREN BUFFETT, AND WALTER SCHLOSS.

Again, we could write voluminously about what we have learned from these men.

BENJAMIN GRAHAM: From Graham, we got our framework: thinking about stocks as businesses, and not as pieces of paper; appraising the worth of a company, what Graham called "intrinsic value," by determining its acquisition value, or by estimating the collateral value of its assets and/or cash flow; thinking cautiously and diversifying in order to get the law of large numbers and probabilities working for you, and to reduce risk. Graham also taught us a sort of formulaic system for buying stocks that worked very well.

WARREN BUFFETT: From Buffett, we learned the value of qualitative analysis, and the value of trying to think about the future value of a business, which naturally leads you to businesses with a sustainable competitive advantage that seem likely to increase in value at an above-average rate over time. We woke up to the importance of taxes. Mr. Buffett also taught us to think more about the kind of valuation work that an investment banker does, and opened our minds to thinking of all businesses as financial instruments that produce cash payments from here until judgment day--every business, every investment, is a "bond". Bonds with larger future coupons than today's coupon are obviously worth more than bonds that make the same interest payment every year from now until forever.



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



WALTER SCHLOSS: From Walter, our friend, we learned the value of independence, leaning against the wind, and the longevity one gets from doing what one loves to do.


VALUE INVESTING REQUIRES PATIENCE

ANOTHER QUESTION FROM SIXTWOSIX:

DO YOU TRY TO DETERMINE THE POTENTIAL COMPOUNDING RATE OF AN INVESTMENT?

Figuring out the time frame within which an investment should work is virtually impossible for us. We've never felt we could consistently identify the catalyst in our value stocks. We are often early. In recent years, patterns of insider buying have often been a clue to the timing of value recognition, but not always. This is but another reason why we diversify.


CHRIS HOLDS THE PEN

A QUESTION FROM BROCK67:

I ALWAYS GET A REAL KICK OUT OF READING YOUR WITTY SHAREHOLDER REPORTS. IS ONE OF YOU, IN PARTICULAR, COMPOSING THE REPORTS, OR IS IT A TEAM EFFORT?

Thanks for the compliment. Chris Browne is our resident scribe, but the managing directors all have input from time to time.


GLOBAL VALUE PROVIDES GLOBAL DIVERSIFICATION

ANOTHER QUESTION FROM BROCK67:

IN SOME OF YOUR MATERIALS, YOU SUGGEST HOLDING 80% IN THE AMERICAN VALUE FUND AND 20% IN THE GLOBAL VALUE FUND. WHY SHOULDN'T AN INVESTOR JUST HOLD THE AMERICAN VALUE FUND? ARE THE FOREIGN STOCKS YOU FEEL MOST CONFIDENT ABOUT ALREADY IN THE AMERICAN VALUE FUND?

It would be wrong to assume that the foreign stocks we feel most confident about are in American Value. We are rarely, if ever, more confident about one company over another. The foreign holdings in American Value reflect attractive stocks that we were buying when we had available cash in the fund. We limited our foreign exposure to 20% or less in the American Value Fund. The 80%, 20% suggestion is what we have used with investors who open separately managed accounts at Tweedy. To complement an 80% position in U.S. stocks, we have often suggested a 20% to 25% allocation to the Global Value Fund. A 20% allocation of the Global Value Fund will give you more diversification than the approximate 20% allocation within the American Value Fund.


NOT TOO CHEAP, NOT TOO EXPENSIVE

ANOTHER QUESTION FROM BROCK67: WILL THE EXPENSE RATIO COME DOWN IN THE FUTURE?

It is our impression that while our expense ratio may not be one of the lowest,

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


it is certainly not among the highest expense ratios for international or global funds. We will continue to do our best to keep our expenses reasonable.

ROLE OF AMG

A QUESTION FROM EDARSHAN:

PLEASE COMMENT ON THE ROLE THAT AMG, AS MAJORITY OWNER, PLAYS IN TWEEDY, BROWNE. DOES IT HAVE ANY INFLUENCE ON YOUR INVESTMENT STRATEGIES?

AMG has been a terrific silent partner in our business. Responsibility for running the business day to day is allocated to a self-perpetuating management committee, which consists of Chris, Will, and John. AMG stays completely out of the way. It has absolutely no influence on our investment strategy. Its model for participating in the growth of the money-management business has so far proven to be a good one.

GOOD MONEY MANAGERS DESERVE THEIR SERIOUS COIN

ANOTHER QUESTION FROM EDARSHAN:

I CONCUR WITH THE PREVIOUS COMMENTS CONCERNING YOUR HIGH EXPENSE RATIO AND MANAGEMENT FEES. HOW CAN YOU JUSTIFY SUCH A SUM?

There's no question that you are well compensated in this business if you are able to make investors a lot of money, which fortunately we have been able to do over the years. Something tells us that if your money manager were poor, you'd have even greater concerns.

HEDGING PRODUCED CAP GAINS IN 2000 ANOTHER QUESTION FROM EDARSHAN: PLEASE COMMENT ON THE SIGNIFICANT SHORT-TERM CAPITAL GAINS YOU REALIZED IN 2000.

We did have a larger-than-usual distribution in our Global Value Fund in 2000, however, it was not due to higher turnover. The tax authorities require that our hedging contracts be marked-to-market at year-end and profits or losses distributed to shareholders as if the assets were sold. The IRS mandates that 60% of these profits be classified as long-term capital gains and 40% as short-term capital gains. In a year when the dollar is unusually strong and our hedging profits are large, we will have an outsized distribution as evidenced in 2000. In a year when the dollar is weak, hedging losses will serve to shelter some of the capital gains generated from security sales. This concludes Morningstar.com's Ask the Analyst session with the management team at Tweedy, Browne Global Value Fund. If you would like to

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                                       32
participate in future Ask the Expert sessions, please visit the Ask the Expert forum in Morningstar.com Conversations.


--------------------------------------------------------------------------------

The average annual total returns of the Tweedy, Browne Global Value Fund for the one-year, five-year, and since-inception (June 15, 1993) periods ending March 31, 2001 were 5.17%, 15.40%, and 15.19%, respectively. The average annual total returns of the Tweedy, Browne American Value Fund for the one-year, five-year, and since-inception (December 8, 1993) periods ending March 31, 2001 were 14.76%, 14.61%, and 15.52%, respectively. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investors should refer to the prospectus for description of risk factors associated with investments in securities held by the Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty, and differences in financial standards. The S&P 500 Stock Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market and includes the reinvestment of dividends. MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia, and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE index hedged 100% back into U.S.
dollars and accounts for interest-rate differentials in forward currency-exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

As of March 31, 2001, American Express Company, Pan American Beverages, Inc., and McDonald's Corporation represented 3.59%, 2.54%, and 1.94% of Tweedy, Browne American Value Fund's net assets and 0.75%, 2.25%, and 0.00% of Tweedy, Browne Global Value Fund's net assets, respectively.

Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund are distributed by Tweedy, Browne Company LLC, a member of the NASD.

This material must be preceded or accompanied by a current prospectus for Tweedy, Browne Fund Inc.


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




TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------

                     VALUE INVESTING AND BEHAVIORAL FINANCE
                      Presentation by Christopher H. Browne
                                       to
                            Columbia Business School
                                 Graham and Dodd
                              Value Investing 2000

                                November 15, 2000

     My partners and I at Tweedy, Browne have in the past been skeptical of academic studies relating to the field of investment management primarily because such studies usually resulted in the birth of financial paradigms which we believe have no relevance to either what we do or to the real world. A whole body of academic work formed the foundation upon which generations of students at the country's major business schools were taught about Modern Portfolio Theory, Efficient Market Theory and Beta. In our humble opinion, this was a classic example of garbage in/garbage out. One could have just as easily manipulated the data to show that corporations with blue covers on their annual reports performed better than corporations with green covers on their annual reports. Although none of the three of us was fortunate enough to have studied under the late Dr. Benjamin Graham when he taught at Columbia Business School, we were fortunate enough to have observed some of his best students who either worked at or were customers of Tweedy, Browne from the late 1950s through the present. Tom Knapp, who was a partner at Tweedy, Browne from 1958 until the early 1980s, both studied under Ben Graham and worked for Ben's investment firm, The Graham-Newman Corporation. Walter Schloss, another alumnus of Graham-Newman, has made his office at Tweedy, Browne since he set up his private investment partnership in 1955. Still going strong at 84 and still housed at Tweedy, Browne, Walter has what we believe is the longest continual investment record of any individual in our field. Among others, Warren Buffett was a frequent visitor to Tweedy, Browne in the 1960s and early 1970s. My father was the primary broker for Warren in his purchase of stock in Berkshire Hathaway, and I can remember posting trades in Berky at $25 per share when I started working in 1969. Our exposure to these legendary investors whose investment principles were based on the teachings of Ben Graham, was the reason for our skeptical view of more modern investment theories.

     In more recent years, two schools of thought as regards investment have emerged that we believe do have significant merit to the investor. The first is highly empirical and is based on a body of work, principally academic studies,


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                                       34
that show that stocks outperform bonds, and value outperforms both growth and the popular stock market indices over long periods of time. We have collected 44 of these studies in a booklet entitled, WHAT HAS WORKED IN INVESTING, which we are happy to provide to any present or would-be investor. The overriding conclusion of these studies is that value investing provides superior returns compared to all other investment styles. The second body of recent academic studies deals with the question of why the vast majority of both professional and individual investors ignore this empirical evidence when making investment decisions. This field is dominated by some of the leading behavioral psychologists in the country and is now a favorite topic of conferences, such as the annual Behavioral Finance Seminar at the John F. Kennedy School of Government at Harvard University. Despite the popularity of these seminars, we see little evidence that the lessons they teach are put into action in the field of investment.

     Money management attracts some of the brightest and best educated people in the world. It is a highly lucrative field where success is most often measured at the close of the stock market. One need not wait for a highly subjective annual review of one's performance by one's superior. Mr. Market grades you on a daily basis. The smarter one is, the more confident one becomes of one's ability to succeed. Clients encourage this belief by seeking out those successful money managers who they believe have some greater knowledge about the stock market much as lost souls seek out gurus who can impart the secret to personal happiness. What else would explain the portrayal of money managers like movie stars whose youth and physical prowess provide the stamina to navigate the turbulent seas of investment? How often are mutual fund managers pictured on the cover of investment magazines mountain biking, rock climbing or taking judo lessons? And how many times have I heard the expression, "He has a good nose for stocks" as if investing were an olfactory process? The truth is that few money managers take the time to figure out what works and develop a set of investment principles to guide their investment decisions before setting out to manage money. This is an issue that Charlie Munger spoke about brilliantly in an address where he spoke of the need to develop models to guide our behavior. Without models or principles, one is just flailing in the dark and mistaking luck for success.

                       ASSET ALLOCATION AND RISK AVERSION

     Why money managers do not take the time to develop a valid set of investment principles is a topic addressed by the behavioralists. Their task is to analyze why we do what we do regardless of whether it is rational. For example, take the topic of asset allocation, arguably the first step an investor must take in choosing how to invest. In a paper entitled, THE ROAD TO


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                                      35

     WEALTH: LONG TERM INVESTMENT IN STOCKS, by my partner, John Spears, a comparison of the long-term returns of stocks and bonds is presented. From 1871 to 1992, stocks beat bonds in 80% of the rolling 10-year periods. In rolling 30-year periods, the approximate time one saves for retirement, stocks won out over bonds 100% of the time. The pre-tax returns from stocks further beat inflation in each of the 20-year periods measured. Bonds and bills, on the other hand, only beat inflation in 31% and 59% of the time, respectfully. In a National Bureau of Research working paper, FINANCIAL DECISION MAKING IN MARKETS AND FIRMS: A BEHAVIORAL PERSPECTIVE, authors Werner De Bondt and Richard Thaler found that the real rate of return on stocks from 1926 to the early 1990s was 7% while the return on bonds was 1%. This equity return premium, in their estimation, more than compensates for the risk associated with equities, and can only be explained if investors are extraordinarily risk averse.

     In a survey of financial planners conducted a few years back, one-half of the planners were asked what should be the allocation between stocks and bonds for a couple with $5 million in investable assets who needed $60,000 per year to live. The other half of the planners were asked for the asset allocation for a couple with $20 million in investable assets who needed $120,000 per year to live. In the first case the couple's spending rate was a modest 1.2% per year which is highly conservative when one considers the spending rate of most university endowments runs approximately 5% per year. The second couple had a ridiculously low spending rate of 0.6% per year. In both cases their tolerance for risk based on their current spending needs was very high. The financial planners recommended an asset allocation of one-third bonds and two-thirds stocks in both cases.

     A few years back, a long time client sought out my advice on how she should structure her investments. Her account at Tweedy, Browne was approximately $4 million, and she was fortunate to also own $34 million of Berkshire Hathaway stock at its then price. The client had heretofore lived off her salary of approximately $200,000 but was now retiring. She had made an estate plan which included bequests to her children and certain other charitable bequests. Because a significant portion of her estate was going to charity, a financial advisor had recommended a series of charitable remainder trusts which she could establish with her low cost basis Berkshire Hathaway stock. Once in trust, the stock could be sold without having to pay a capital gains tax, and the proceeds could be invested in bonds to provide retirement income. When I asked her if she thought her Berkshire Hathaway had been a good investment, she said, "It certainly has been." It was in fact the reason she was quite rich. When I asked why she would want to sell it, her accountant responded by saying all her assets were in the stock market and therefore, riskier than bonds. I said the stock market could decline 50% and


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                                       36
she would not have any problem finding enough money to support her relatively modest life style. She then said, "So I should do nothing?" I said, "That's my advice." As of the close of the market last night, this woman now has in excess of $200 million and the ability to do more good than she ever dreamed of.

     On another occasion in 1988, a friend sought my advice at the suggestion of another mutual friend. Our mutual friend had accorded me "genius" status because of some advice I gave him in 1987. In the summer of that year he asked if I would manage two trusts, one for him and one for his sister. I agreed and he had the two trusts moved over to Tweedy, Browne. The move was completed in September of that year. He then informed me that at the end of the year, the trusts expired. He planned to invest his in some real estate deals he was working on, and his sister was going to buy a house. My advice to him was that since he had such a short time horizon, we should liquidate the trusts immediately and invest the money in a money market fund. The liquidation was completed the first week of October 1987. After the crash of '87, which he rode out in cash avoiding a loss of $500,000, was when my halo was brightest in his eyes. To this day he credits me with foreseeing the crash and getting him out of the market. While there is absolutely no truth to his statement, who am I to argue?

     Back to our other friend. He had a portfolio of municipal bonds worth $700,000. He was a successful commercial real estate broker who was able to save at least one-half of his earnings each year. His portfolio was truly long-term investable assets. However, he told me he had zero tolerance for losses. (He also had a strong aversion to paying taxes which accounts for his preference for municipal bonds.) If he owned a stock and it closed down on a particular day, he was deeply upset. I guess he did not realize that bonds also fluctuate in price; but since he could not look up their closing price each day, he was not worried. He got his regular interest check which he reinvested and was happy. Over the ensuing 10 years, I calculated his municipal bond portfolio would have grown to $1,140,226 at a assumed interest rate of 5%. If the same funds had been invested in the Standard & Poor's 500 Index, he would have $2,906,639 before taxes at a 15.3% annually compounded rate of return. If this investment was taxed at a 40% rate, his after tax nest egg would have grown to $2,023,983. His "loss" for not being invested in stocks was $883,757. However, since the loss was really only an opportunity cost, he did not feel it. Moreover, it is unlikely he would have had the stomach to stay invested after the crash of 1987. In explaining our friend's behavior, psychologists have found that the disutility of loss is twice as great as the utility of gain. To this day, I believe our friend does not own stocks.

     As in the case of our friend with the municipal bond portfolio, the frequency with which an investor checks his investments plays a significant


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                                       37

part in his or her level of risk aversion. As stocks go down on nearly as many days as they go up according to De Bondt and Thaler, stocks can be highly unattractive if they are observed on a daily basis. Other behavioralists have estimated that if an investor's time horizon was 20 years, the equity premium would fall to 1.5% from 6% as there is very little chance an investor would experience a loss after so many years, and stocks would be a much more appealing investment. University endowments would seem to be an ideal pool of funds to take a truly long-term view of investing. They have a perpetual existence, and most adhere to conservative spending rates of 3% to 5% based on a three year rolling average net asset value which is designed to soften any short term stock market volatility. However, nearly every endowment invests between 20% and 35% of assets in bonds without calculating the opportunity cost of not being in equities. It is an aversion to short-term volatility which explains why trustees are willing to accept below average rates of return on a significant portion of the endowment. Universities almost never run a budget surplus, which makes them dependent on a reliable level of endowment income. However, it should be possible to make contingent budget plans that would accommodate short-term market declines, such as deferring certain capital investments or new programs, until such time as the stock market recovers to more normal levels.

                                INVESTMENT STYLES

     The vast majority of money managers are categorized as either value managers or growth managers although a third category, market neutral managers, is gaining popularity these days and may soon rival the so-called strategies of value and growth. Pension and endowment consultants love to put money managers in style boxes and have convinced their clients that the greatest measure of success in investing comes from asset allocation rather than stock selection. As a professional money manager, I see analyses of our firm's results attributing a disproportionate share of our performance to asset allocation as opposed to stock selection. My partners and I find this a bit amusing as we do no asset allocation at all, but concentrate on pure bottom-up stock selection. Consultants have further convinced their clients that there is very little difference in the results of value managers as compared to growth managers; we just take turns leading the pack depending upon market conditions. We believe this conclusion results from the fact that the consultants force nearly all managers into one category or another, combine their results, and compare them over time. However, we do not accept the credentials of many managers who others call value managers. In our opinion, many are merely closet indexers who are more concerned with standard deviation than absolute returns. In fairness, these managers are acting rationally because standard deviation has become a more important determinant of manager selection than absolute return.


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




     I think many money managers pick a style because they must be categorized as something in order to get into manager searches despite not having much real conviction about their style. Some investment management firms even hedge their bets by offering all styles. As my father used to say, "Some like chocolate, some like vanilla." What too few money managers do is analyze the fundamental financial characteristics of portfolios that produce long-term market beating results, and develop a set of investment principles that are based on those findings. GEICO is one of the most successful auto insurance companies in the world. They did not achieve this success by having some great insight into determining who would be a good driver based on some subjective standard one-on-one. Instead, they analyzed the characteristics of drivers who are less likely to have accidents and developed a model of the "good" driver. In its extreme, they might say any driver who lives in the suburbs, does not drink, takes public transportation to work, is between the ages of 30 and 60, has no kids of driving age, and drives a Volvo is a good risk. Some of those drivers will still have accidents, but far fewer than the population as a whole. And some of the drivers who do not meet their standards will also not have accidents and would have been good risks. Nothing is perfect. Money managers can do the same thing. Ben Graham did it back in the '20s and '30s. He found that buying stocks below net current assets (current assets less all liabilities), buying stocks where the earnings yield was greater than the long-term bond yield by a margin of 50% or 100%, and buying stocks at two-thirds of tangible book value when stockholders' equity was greater than all liabilities, produced better than market returns. Once one develops the principles, or as Charlie Munger would call it, the model, the rest is easy.

     We have done this, and we have observed that the money managers who have achieved long-term market beating results in this business, Walter Schloss, Warren Buffett, Bill Ruane and Rick Cunniff, Mario Gabelli, and John Neff, all have an investment philosophy based on their definition of value. Our booklet,
WHAT HAS WORKED IN INVESTING, shows that both in the US and internationally, basic fundamental value criteria produce better than market returns over long periods of time. In a paper, CONTRARIAN INVESTMENT, EXTRAPOLATION AND RISK, authors Joseph Lakonishok, Andrei Schleifer, and Robert Vishny found that value stocks outperform the market by exploiting the sub-optimal behavior of investors. They further found that value stocks outperform growth stocks both pre-tax and after tax. In 1984, upon the occasion of the fiftieth anniversary of the publication of SECURITY ANALYSIS by Benjamin Graham, David Dodd and Sidney Cottle, Warren Buffett engaged in a debate with Michael Jensen of The Harvard Business School about the efficient market theory. In a then recent issue of FORTUNE MAGAZINE, Jensen explained the 28-year investment record of


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                                       39

     Walter Schloss, who had an annually compounded rate of return for his partnership of 21.3% versus 8.4% for the Standard & Poor's 500 Stock Index, as a matter of probabilities having nothing to do with investment style. Warren Buffett then presented the investment records of seven managers, ranging in length from 13 years to 28 years, with returns in excess of the S&P 500 of between 7.7% and 16.5% annually compounded. (Tweedy, Browne was included in Buffett's group of managers.) All seven managers traced the origins of their investment style to Ben Graham and value investing. A more complete report of this debate is available in an article by Warren Buffett, THE SUPERINVESTORS OF GRAHAM AND DODDSVILLE, from the Fall 1984 issue of HERMES, the magazine of the Columbia Business School.

     In another paper, WHAT DO MONEY MANAGERS DO?, authors Joseph Lakonishok, Andrei Shleifer, and Robert Vishny examined the holdings of managers who are labeled either value or growth, and arrived at the same conclusion we have. Most portfolios are concentrated around the axis of value and growth, and large and small cap. In other words, the value and growth characteristics of the typical portfolio do not deviate much from the Standard & Poor's 500 Index. The reasons for this are two-fold, one being the practical reality of managing large sums of money, and the other related to behavior. As the assets under management of an advisor grow, the universe of potential stocks shrinks. In the view of most advisors, it is simply not worth the effort to research companies in which it is not possible to invest a substantial amount of capital. This results in a much smaller universe of large cap stocks which will, in large measure, be in most stock market indices. If you are going to construct a portfolio selected mostly from stocks in the Index, it is very difficult to produce a result that is significantly different from the Index.

     The second, and perhaps more important reason professionally managed portfolios do not deviate from the Index is more directly related to behavioral psychology. Investment performance is generally measured against a benchmark, and claims to being long-term investors aside, the typical institutional client tracks performance on a monthly or quarterly basis versus the benchmark. Performance that deviates from the benchmark becomes suspect and can lead to termination of the money manager. Consistency of returns relative to the benchmark are more important than absolute performance especially in a world dominated by the hypothesis that asset allocation is more important than stock selection. Once the advisor figures out how he or she is being measured, they realize that tailoring the portfolio to the benchmark reduces the risk of relative underperformance and loss of the account. Unfortunately, the chances of significantly outperforming the benchmark are equally diminished.


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                                       40

                     BEHAVIORAL OBSTACLES TO PURSUING VALUE
                                   STRATEGIES

     In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? THE HARE AND THE TORTOISE REVISITED (an article in the Spring 1986 issue of Hermes Magazine), V. Eugene Shahan analyzed the investment records of the seven managers presented by Warren Buffett in his debate with Michael Jensen. Shahan found that despite the fact that all seven managers outperformed the S&P 500 extraordinarily, none of the managers outperformed it every year. Six of the seven managers underperformed the S&P 500 between 28.3% and 42.1% of the years covered. Often, the periods of underperformance lasted for several years in a row. In the case of Ruane, Cunniff's Sequoia Fund, which has produced a total return of 12,500% versus 4,900% for the S&P 500 from inception through 1999, it experienced declines of 39% in the 1973-74 period, and 30% in 1979-1980. Periods of such underperformance would have resulted in termination by all but the most convicted value investor.

     Returning to Lakonishok, Schleifer and Vishny, and their paper, CONTRARIAN INVESTMENT, EXTRAPOLATION AND RISK, their greater contribution to understanding investment behavior lies in an analysis of why more investors do not pursue value strategies. One reason offered is that investors may not be aware of the data despite evidence going back to the work of Graham and Dodd (1934), or that much of the evidence is refuted by the conclusions offered by pension consultants such as value and growth perform about equally over time. The authors further conjecture that the superior performance of value strategies versus what they call "glamour" or growth strategies is the preference for glamour strategies over value strategies by both individual and institutional investors based on their predisposition to extrapolate recent past performance with future performance.

     "PUTTING EXCESSIVE WEIGHT ON RECENT PAST HISTORY, AS OPPOSED TO A RATIONAL PRIOR, IS A COMMON JUDGMENT ERROR IN PSYCHOLOGICAL EXPERIMENTS AND NOT JUST IN THE STOCK MARKET."

     Additionally, the authors posture that investors may just equate well-run companies with good investments.

     Lakonishok, ET AL, go on to discuss the reasons why institutional investors, who should be less prone to judgment biases and the enthusiasm for "good companies" than individual investors, do not gravitate toward value strategies. The explanation parallels our own observation that institutional clients seem to prefer better companies on the theory they are more prudent investments. However, in this instance, the prudence may be on the part of the money manager who is more concerned with not losing an account than performing well for his or her client. As far back as the early 1970s, I can remember one


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

     of our former partners, Ed Anderson, explaining the herd instinct of professional money managers. If a manager held IBM and it went down, it did not matter because everyone else owned IBM. Is today's IBM Cisco Systems? If one owned a more obscure company with a recent poor track record that got into greater financial difficulty, there was a considerably greater risk of criticism and losing accounts. The concept that investment risk is less a function of the individual company than the price of its stock is not recognized by many investors.

     The allure of more immediate gratification also plays an important part in investors' stock preferences. Value stocks often take longer to work out than investors who are seeking more immediate, abnormal returns are willing to wait. Here again, there is a significant body of research chronicling the individual's preference for more immediate gratification and the perception that life or circumstances are always improving. Understanding this behavioral trait makes it rather easy to understand the popularity of momentum investment strategies.

     I am also of the opinion that the institutionally prescribed definitions of value and growth are flawed. Consultants using data from sources such as Barra have divided the universe of all stocks into either value or growth. Managers of either style had better take care to construct their portfolios from their style universe or risk losing the account because of committing the sin of "style drift." This institutional bias leaves many value managers with a list of large industrial companies, cyclical stocks, whose heydays of growth and high returns on capital are long past. My brother, Will, calls them the "hospice patients of corporate America." However, Ben Graham left plenty of room in the definition of value as is evidenced by the portfolio of his most famous student, Warren Buffett. Value is not only discount from book value, or low price/earnings ratio stocks. It is also discount from enterprise value, the price that a knowledgeable buyer would pay for a particular type of business. Applying the same price-to- EBIT- ratio to different businesses may well be incorrect as some types of businesses, because of growth potential or returns on capital, are simply worth more. Would an acquirer pay a higher EBIT multiple for Johnson & Johnson than Caterpillar? Of course. The consultants would tell you it is OK to own Caterpillar in a value portfolio, but not OK to own a growth stock like J&J. In 1993, J&J was selling for 12 or 13 times earnings. The stock market was in the doldrums and pharmaceutical stocks were suffering, in particular under the threat of Hillary Clinton and Ira Magaziner concocting a plan to bring socialized medicine to the United States. However, at its 1993 market price, one could buy J&J for the value of its consumer products, Tylenol, Band-Aids, Baby Oil, etc., alone and get the drug business for free. In addition, a very smart director, Tom Murphy, former chairman of Cap-Cities ABC, was personally buying millions of dollars of the


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                                       42
stock. At 12 or 13 times earnings, was J&J a value stock or a growth stock? We thought it was both.

     Growth stock investing may be more a philosophy of buying what is popular. Value investing is more a philosophy of buying what is out of favor. Surely, at the time we first bought J&J, pharmaceutical stocks were not in favor. Lakonishok and his co-authors would call it buying "glamour" stocks rather than value stocks. Last year Internet retailing stocks were glamourous. These stocks seemed to all have one thing in common: the stock market loved them. However, as Warren Buffett would say, "You pay a dear price for a cheery consensus." The practice of buying out-of-favor stocks, of being a contrarian, is a mindset few investors have. When it is not working in your favor, as it will not a significant portion of the time, you risk being fired. Money managers are not stupid. They realize that sticking one's neck out and producing short-term underperformance that differs from an index that is used as the benchmark is risky.

     Adhering to value investment principles in periods such as 1998, 1999, and the first quarter of 2000 required a tremendous amount of conviction. You are derided for not adapting to a changing world, for failing to understand "new paradigms." How many times did we hear that the old methods of valuation were not relevant to the "new economy?" We were told that "hits," not profits, were what was important in valuing Internet companies. However, a business strategy that cannot ultimately produce a profit means the business is ultimately worth zero. For example, Priceline.com traded as high as $138 per share on May 7 for a market capitalization in excess of $22 billion. On November 14, 2000 it closed at $2.78 for an eye-popping drop of 98%. We asked ourselves, do we really want to fly from New York to Miami via maybe Minneapolis and Charlotte and risk getting in at midnight, or do we want a bit more specificity in our travel plans? However, we were told we were out of touch. Today, Internet companies are going bankrupt as fast as they went public just twelve short months ago. If nothing else, the speed with which the world changes is certainly accelerating.

     In our own experience, we saw stocks we owned drop sharply between the Fall of 1999 and the Spring of 2000 for no apparent reason, while the NASDAQ was soaring. Names like J&J and Household International fell 25% to 35% without missing a single earnings estimate. Recently, we found out why. In the twelve months ended August 31, 2000, nearly $63 billion was redeemed from large cap value mutual funds, while $131 billion was put into large cap growth funds. In the first quarter of 2000, value fund redemptions were running at an annual rate of $120 billion and large cap growth funds were garnering assets at the annual rate of $200 billion. The first quarter seems to have been the peak of these cash flows which once again emphasizes the inaccuracy of the herd instinct. From its peak in March 2000 at 5,048.62, the

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                                       43

NASDAQ Composite Index has tumbled more than 37.8% through November 14, 2000. Surely, all this money would not have flowed out of value funds and into tech heavy growth funds if any one even remotely thought the NASDAQ was about to plunge.

                             THE CONFIDENCE FACTOR

     One of the more significant and irrefutable findings of psychologists is that people are overconfident in their judgments and tend to overestimate the reliability of their information. What else could explain the valuations of telecommunications, media and technology companies last year? People make changes in their lives and their portfolios because they are confident they are making a change for the better. Without that confidence, they would merely sit still. When I gave a talk similar to this one at Penn a few years back, the members of the audience, all graduates of the same class and all of presumably reasonably equal intelligence, were asked to rate their investment abilities relative to the others in the room on a scale of one to ten. We know the average for the room has to be five, but the average of the respondents was 7.5. What else would explain the existence of active money management when the facts show that fewer than 15% of money managers beat the index. The managers and their clients must believe they can beat the index despite empirical evidence which shows the majority will not. Everyone just believes they will be in that top 15%. We suppose if money managers did not think they could beat the market, they would not try.

     The same tendency towards overconfidence exhibits itself in portfolio turnover rates, which are largely a result of attempting to "time the market." Behavioralists have a term, "calibrated confidence," which means knowing what you can do and what you cannot do. It requires being comfortable with the knowledge of how limited our abilities really are. In a paper written by Brad Barber and Terrance Odean of the Graduate School of Management at the University of California, Davis, the authors found that overconfident investors trade more and make less. The greater the trading volume, the poorer the returns. In another study of 100,000 individual stock trades, they found that the stocks investors sold on average outperformed the stocks they bought by 3.4% after one year. It seems logical that a money manager who turns over his or her portfolio at a high rate must have confidence that all the individual investment decisions he or she is making must be right. A lack of confidence in one's abilities usually results in a lack of activity and low activity levels have been proven to produce better returns. Barber and Odean also found that investors who trade at a high rate buy riskier stocks. Perhaps all those investors who were trading Internet stocks thought they would know to get out before the game was over.


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


     In the February 1, 1999 issue of Peter L. Bernstein's newsletter, ECONOMICS AND PORTFOLIO STRATEGY, Jason Zweig, mutual fund columnist of MONEY MAGAZINE, wrote an excellent piece entitled THE VELOCITY OF LEARNING AND THE FUTURE OF ACTIVE MANAGEMENT. Jason comments on the current speed of information and its influence on money management. He reports that in 1959, the turnover rate for the average mutual fund was 16.4%, which equates to a six-year holding period. By 1979, the rate had increased to 63.3%. In 1998 it was 83%. We have now heard it exceeds 100%. Jason points out that as the flow of data "makes the future seem closer and more knowable," investment managers make ever shorter-term bets. Pressure is exerted on money managers to abandon long-term investment principles in favor of short-term strategies, which have less risk of producing performance that deviates from whatever benchmark is used to measure results. I recently participated in an interview of a growth stock manager for a piece of an endowment on whose board I sit. The observation was made that the managers' portfolio turnover rate was 70% in 1999, and the turnover in names was 57%. The question was asked, that if the purpose of owning growth stocks was to enjoy the benefit of the companies' ability to compound earnings for shareholders over the long term, why so much turnover? At first I thought the answer was a bit strange; I no longer do. He said that the consultants have actually criticized him for having a turnover rate that was so low.

     Investment performance can now be calculated on a real time basis, and some actually do. This is because investors are increasingly trading, not investing. If my J&J is down a 1/2 point on any given day, this should not, in my estimation, lead me to trade it in on the theory that I can buy it back a point lower on the next day. In the case of the growth stock manager mentioned above, he said much of the portfolio turnover was only "trimming" which sounds an awful lot like market timing to me. This should come as no surprise given the amount of media time that is devoted to predictions of where the market is going despite the proven inaccuracy of such predictions. In the July 17, 1997 issue of THE WALL STREET JOURNAL, 16 stock market strategists were surveyed about the future direction of the stock market. On average, this group of experts were advising clients to put only 48% of their investment assets in stocks. An allocation below 50.1% is considered bearish. The author, Richard Bernstein of Merrill Lynch, said that market strategists had only been this gloomy on two other occasions: the year following the crash of 1987 and in January of 1995. Both times, the stock market soared to new highs as it did in 1998 and 1999.

     Along with market timing predictions, the investment community has also become addicted to quarterly earnings estimates. Companies that "miss" the analysts' consensus estimates can see their stock price decimated. Is the


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




quarter-to-quarter earnings target really more important than a company's ability to increase shareholder value long term? Apparently so. However, the ability of analysts to predict earnings is not very good. David Dreman has done considerable work analyzing the accuracy of analysts' earnings forecasts and found that for the most part their error rate is high. In one study, 67,375 earnings forecasts were observed. Errors of between 5% and 10% of actual earnings were reported 74.4% of the time. Errors of between 10% and 15% occurred 57% of the time, and 45.3% of the estimates missed actual earnings by more than 15%. Despite this lack of accuracy, in Dreman's opinion there is a greater dependency on finely tuned earnings estimates than ever before. Exceeding estimates by as little as a penny a share can send a stock soaring; coming in a penny shy can lead to horrendous declines.

                            SELECTING A MONEY MANAGER

     In WHAT DO MONEY MANAGERS DO?, authors Lakonishok, Schleifer and Vishny make the statement that, "The process of selection and evaluation of money managers may actually distort their investment strategies." In making this statement, the authors are referring to the system of judging money managers, which forces them to bunch their stock picks near the middle of the benchmark to avoid tracking error, and to stick with popular stocks avoiding the extremes of valuation discrepancies, all of which makes beating the benchmark virtually impossible. As Robert Kirby of Capital Guardian once said, "If you are going to look like the benchmark, you can't beat the benchmark." My own observation of my peers has led me to conclude that this is an industry that favors activity, which helps explain the dramatic rise in portfolio turnover rates. Activity is taken as a sign that the manager is decisive and has a view as to whether the market or individual stocks are rising or falling. Were a portfolio manager to just sit on his stocks, he would be considered indecisive. Forget the fact that he may just like what he owns, or that he has come to realize that short-term market or stock predictions are impossible, that is not what he is paid to do. In a world that thrives on 24 hours a day financial news, inactivity is seen as brain dead. Much the same is true of analysts; they want the portfolio manager to buy their stocks. That is how they are rewarded. Were the heavy materials analyst to walk into the Monday morning portfolio managers meeting and say, "All my stocks are overpriced. Avoid the group," his value as part of the "team" would be called into question.

     As a member of two investment boards, I have had the opportunity to observe my peers presentations. The same questions seem to arise in nearly all these meetings, questions that, because of the consultant-driven nature of our business, get answered in the same way.



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



     1. DO YOU DO YOUR OWN IN-HOUSE RESEARCH? Absolutely! No one would ever admit to reading research reports from brokers. One has to wonder why all these analysts are paid six-and-seven figure salaries if no one admits to reading their reports. While we arrive at our own conclusions about stocks, we find taking advantage of analysts' work highly valuable. For example, there is an analyst at Sanford C. Bernstein who follows the tobacco industry. He eats, sleeps and breathes this stuff. He probably has more contacts at Philip Morris than I could ever have. And he keeps us informed whenever somethi3ng happens. Why would I bother to duplicate that effort? A few years back, we researched Wells Fargo. The company had just taken some reserves against its real estate loan portfolio that were mandated by the Federal Reserve, which could not accept the company's claim that there were no extraordinary problem loans. Two highly respected bank analysts on the street wrote reports on the company and came to exactly opposite conclusions. One agreed with the company and estimated that once the reserving was over, Wells Fargo was trading at a mere 4 1/2 times earnings. The other analyst agreed with the Fed, cited empty office buildings in downtown Los Angeles, and concluded the company could be bankrupt. We discussed the loan problems with the company, but still could not get comfortable with the situation given the potential downside risk. We decided to pass until we found out that one of the world's smartest analysts had looked at the situation, presumably in great detail, and concluded the positive case was correct. That analyst was Warren Buffett. He did not call us with his report. He did something better; he bought $500 million worth of Wells Fargo stock.

     2. DO YOU VISIT THE COMPANIES YOU INVEST IN? Absolutely, and we only talk to either the CEO or the CFO! One has to wonder why corporations keep investor relations people on staff if no one will talk to them. One money manager I interviewed claimed to have made 250 company visits in the previous year. I thought, "What did you do? Drive by and wave." Another international manager laid claim to 400 visits in a year. Again, I thought, "What did you do? Fly over and wave." This record held for several years until just a few weeks ago, another money manager claimed his "grass roots" research team had made 4,000 company visits in the past 12 months. You cannot even read 4,000 research reports that are worth anything in twelve months. Moreover, this manager with $85 billion under management admits his universe of stocks is only 400. That means they visited each one of their possible investee companies 10 times in the past year. The reality of the situation is that once you have found a company you would like to research, be it through database screening, a research report or news article, you first have to wade through the publicly available information like annual reports, 10Ks and 10Qs, etc. That can take a matter of days or weeks depending on the complexity of the situation. Only then is one in a position to begin to ask


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




any intelligent questions. If a company visit is then in order, that visit has to be scheduled. Usually, CEOs and CFOs are busy running their companies and may not be able to see you at the drop of a hat. Next, unless you have your own NetJet, you have to travel to your visit at the mercy of commercial airline schedules or turnpike traffic. This could eat up a whole day for what could be a one or two hour interview. We find it is much more efficient to do your research, develop a list of questions, and then call the company. One of our analysts is able to charm company officers into lengthy interviews. He takes copious notes, which at times read like depositions. In fact, we call them Frank's depositions. They contain a wealth of information and all for the price of a long distance phone call. I recently asked Walter Schloss if he remembered Ben Graham making company visits. Almost never was the answer. Ditto for Walter in his 45 years of beating the market.

     3. DO YOU HAVE A SUCCESSION PLAN? Despite the fact that the average length of time an institutional account stays with a given money manager is only a few years, we like to think we are embarking on a lifetime relationship. Knowing who will take over if the money manager is run over by a truck is very important. And knowing how the successors are compensated is important because if they don't have a piece of the pie, they will leave. The fact that someone may actually enjoy where they work counts for little in the job hopping world of investment management. Moreover, the succession question would eliminate some of the most successful money managers of all time, names like Warren Buffett, John Neff, Mario Gabelli and Peter Lynch, all of whom for years had no real successors. Four years ago, Walter Schloss walked into my office with a piece of paper on which he had typed out his then 40-year investment record of approximately 20% annually compounded. To my knowledge, this is an individual record without peer. I broke the record into decades and sent it around to the members of one of the investment boards on which I sit. I wrote that if we had found Walter ten years ago, we would not have hired him despite a 30-year record of compounding at 20% per year. He was nearly 70, he had no real succession plan, no staff, and no computers. His research library consisted of borrowing my copy of Value Line. And we would have missed another ten years of compounding at 20% per year.

     4. WHAT ACCESS WILL WE HAVE TO THE MANAGER? This is where the face men or women, the client service people, come in. Attractive, well-spoken, perennially optimistic, they are there to answer any of your questions anytime. After all, the portfolio manager has to spend some time actually managing the money. The amount of access a client needs varies tremendously. Some require quarterly visits, some annually, some almost never. The client wants to know about any staff changes as if you did not know how to run your own business. Some want to know your view of the world or the market. Some require elaborate analyses of the previous quarters' outperformance or


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




underperformance by industry sector. In our view, if you really understand the manager's style, you need only watch the buy and sell slips in your account. If something seems unusual, call and ask for an explanation. Otherwise, leave them alone to do what you hired them to do.

      I have another set of criteria which I use to judge money managers:

     1. CAN YOU UNDERSTAND THEIR INVESTMENT PHILOSOPHY? If a money manager cannot explain in plain English what their investment principles are, they probably don't have any. And if they cannot explain their process for finding and researching an investment idea, they probably don't have that either. One international manager we interviewed claimed to buy both growth stocks and value stocks. He had elaborate charts showing the paths of reversion to the mean for both types of stocks with his perfectly timed buy and sell points on each path. When asked what database he used to screen stocks, he replied he did not use any databases. I asked him how he then decided which stocks to research. He replied that he sought value stocks that were about to come out of the doldrums and revert back to the mean, and growth stocks that were in their ascendency which he would sell before they reverted back to the mean of mediocrity. I pressed him for a different answer. I asked, "No, no. It is Monday morning. How do you decide which annual reports you want your assistant to bring to you?" He could not answer the question. More than likely, he just waited for brokers to call with tips on which stocks were moving up.

     2. WHAT IS THEIR TEN-YEAR TRACK RECORD? Ten years is a reasonable period of time to gain enough experience to manage money. I ask myself, would I have been happy with that result given the manager's investment style. I also ask whose record it is. When Peter Lynch stepped down from managing Fidelity Magellan Fund, the record was not relevant. The new manager had a different style. A growth stock manager we recently interviewed had a record going back to the early 1970s. There was only one problem. In the early 1970s, he was in kindergarten. In fact, he had only been a portfolio manager for two or three years. This might have been acceptable if the firm had clearly definable investment principles to which he adhered. It did not, other than to invest in growth companies.

     3. WHAT DOES THE MANAGER DO WITH HIS OR HER OWN MONEY? If you think a manager is smart but invests their own money differently from how they will invest yours, you should ask how they invest their own, and would they please do the same with yours. If a money manager does not have enough conviction in his investment philosophy to co-invest with his clients, look elsewhere.

     4. IS THE MONEY MANAGER RICH? This point was added by one of our clients. He figured that if after ten years of managing money, a manager had not accumulated any wealth of his own, he could not be very good, or was


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




living so high on the hog, that he spent everything he made. In either case, our client would not be comfortable with such a manager.

                                   CONCLUSION

     The most obvious question that arises from this discussion is why investors, both individual and professional, do not change their behavior when confronted with empirical evidence which more than suggests that their decisions are less than optimal. One answer offered by Lakonishok, ET AL, is that being a contrarian may simply be too risky for the average individual or professional. If you are wrong along with everyone else, the consequences professionally and for one's own self-esteem are far less than if you are wrong and alone in your choice of action. Sometimes called the herd instinct, it allows for the comfort of safety in numbers. The other reason is that individuals tend not to change courses of action if they are happy. Individuals can be happy with sub-optimal results so long as they are not too painful. Moreover, individuals who tend to be unhappy and prone to making changes often do so for the wrong reasons and end up being just as unhappy in their new circumstances. Resistance to change and the fear of failure may simply be forces too great to overcome.


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




TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
March 31, 2001

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
          TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL
        INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND FAR EAST ("EAFE")
       INDEX (IN U.S. DOLLARS AND HEDGED), MORNINGSTAR WORLD STOCK FUNDS
     ("MWSF") AVERAGE AND MORNINGSTAR FOREIGN STOCK FUNDS AVERAGE ("MFSF")
                             6/15/93 THROUGH 3/31/01



                                [GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAHIC


              TWEEDY, BROWNE          MSCI EAFE INDEX    MSCI EAFE INDEX      MORNINGSTAR WORLD         MORNINGSTAR WORLD
DATE        GLOBAL VALUE FUND*      (IN U.S. DOLLARS)*      (HEDGED)*        STOCK FUNDS CATEGORY         FORIEGN STOCK
   6/1/93          10000                   9843.98            9964                   9874.9                  9800.5
   9/1/93          10310                  10496.9            10555                  10683.9                 10631.2
   3/1/94          12260                  10957.7          10839.9                  11509.4                 11742.2
   9/1/94          12300                  11528.7          10857.4                  11936.7                 12239.7
   3/1/95        11678.3                  11678.3          10032.7                    11564                 11575.6
   9/1/95        12874.6                  12196.1          11290.1                  13210.7                 12649.4
   3/1/96        14700.9                  13056.7          12764.8                  14182.9                 13506
   9/1/96        15174.4                  13246.6          13339.7                  14926.8                 13969.5
   3/1/97        17149.3                  13246.6          14363.6                  15693.5                 14773.6
   9/1/97        19878.1                  14860.2          16601.2                  18438.8                 16612.2
   3/1/98        22823.5                  15711.4          18480.9                  19772.8                 17652
   9/1/98        18819.1                  13621.3          15406.3                  16677.5                 14933.5
   3/1/99        23514.3                  16664.1          19365.4                  19925.5                 17709.5
   9/1/99        26648.7                  17837.5          20443.8                  21348.7                 19708.3
   3/1/00        28612.7                  20845.3          25338.2                  28034.3                 25570.6
  9/30/00        30551.9                  18404.6          24398.4                  26564.1                 22349.3
  3/31/01        30094.5                  15455.6          21791.3                  21174.9                 18023.2


--------------------------------------------------------------------------------

MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES.

MWSF AVERAGE CONSISTS OF THE AVERAGE RETURNS OF ALL MUTUAL FUNDS IN THE MORNINGSTAR UNIVERSE THAT INVEST THROUGHOUT THE WORLD WHILE MAINTAINING A PERCENTAGE OF ASSETS (NORMALLY 25% - 50%) IN THE U.S.

MFSF AVERAGE CONSISTS OF THE AVERAGE RETURNS OF ALL MUTUAL FUNDS IN THE MORNINGSTAR UNIVERSE THAT INVEST PRIMARILY IN EQUITY SECURITIES OF ISSUERS LOCATED OUTSIDE THE U.S."


INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN*                        AGGREGATE TOTAL RETURN*
                                                           YEAR     INCEPTION
                               WITHOUT                    ENDED     (6/15/93)-
THE FUND             ACTUAL    WAIVERS**                  3/31/01    3/31/01
--------             ------   ----------                ---------- -------------

Inception (6/15/93)
through 3/31/01       15.19%   15.18%   The Fund           5.17%      200.93%
Year Ended 3/31/01     5.17%    5.17%   MSCI EAFE in
                                           (U.S. Dollar) (25.86)%      54.55%
                                        MSCI EAFE(Hedged (14.01)%     117.91%
                                        MWSF             (25.70)%     111.75%
                                        MFSF             (28.67)%      80.23%

--------------------------------------------------------------------------------

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

 * ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

**     SEE NOTE 2 TO FINANCIAL STATEMENTS.


================================================================================

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TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------
March 31, 2001

     In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indicies, including the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in U.S. dollars and hedged into U.S. dollars. In addition to comparing performance results to the MSCI indicies, we feel that it is appropriate to compare Tweedy, Browne Global Value Fund to a group of industry peers. For the past few years, Morningstar included the Global Value Fund in its World Stock Funds category. The average for this category, Morningstar World Stock Fund Average (MWSFA), includes the return of all funds that invest in stocks throughout the world while maintaining a percentage of assets (normally 25% to 50%) in the U.S. As of March 31, 2001, there were 296 funds in the MWSFA. Recently, Morningstar recategorized the Global Value Fund, we think more appropriately, as a Foreign Stock Fund. The Morningstar Foreign Stock Fund Average (MFSFA) reflects the returns of all funds that Morningstar defines as international funds having no more than 10% of assets invested in the United States. As of March 31, 2001 there were 787 funds in the category.

     However, the historical results of the MSCI Indices, the MWSFA and the MFSFA in large measure represents the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

     results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

     UNFORTUNATELY,  THERE IS NO WAY TO  DISTINGUISH  BETWEEN A POOR  THREE-YEAR
     STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001



                         [GRAHIC OMITTED] CONTINENT ART



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


               COMMON STOCKS--82.9%
               CANADA--1.0%
        72,400 Canadian Western Bank ............................ $    1,200,084
       260,700 Melcor Developments Ltd. .........................      3,808,039
     1,853,500 National Bank of Canada, Toronto .................     32,747,807
       238,100 Shirmax Fashions Ltd. (DAGGER) ...................        375,011
                                                                  --------------
                                                                      38,130,941
                                                                  --------------
               FINLAND--2.8%
       946,927 Huhtamaki Van Leer Oyj ...........................     23,857,759
     1,673,800 Kesko Oyj ........................................     16,986,884
       966,689 Kone Corporation, Class B ........................     61,102,798
                                                                  --------------
                                                                     101,947,441
                                                                  --------------
               FRANCE--1.0%
       185,919 Banque Nationale de Paris ........................     15,663,361
        96,245 Bongrain SA ......................................      3,326,773
        20,916 Christian Dior SA ................................        743,315
        57,700 Compagnie Lebon SA ...............................      2,958,504
        34,294 GFI Industries SA ................................        918,606
        26,145 LVMH (Louis Vuitton Moet Hennessy) ...............      1,317,443
       999,617 Rhodia SA ........................................     12,398,227
                                                                  --------------
                                                                      37,326,229
                                                                  --------------
               GERMANY--6.1%
     1,694,000 Bayer AG .........................................     71,732,704
       308,259 Boewe Systec AG ..................................      5,995,242
        50,863 Krones AG ........................................      1,708,653
        41,472 KSB AG ...........................................      3,666,260
       104,581 KSB AG, Vorzugsakt ...............................      9,245,301
     2,722,173 Merck KGaA .......................................    103,238,407
       538,914 Moebel Walther AG ................................      6,245,834
       136,187 Moebel Walther AG, Vorzugsakt ....................      1,248,483
        28,047 Sinn Leffers AG ..................................      4,041,497
       222,987 Springer (Axel) Verlag AG, Class A ...............     17,248,681
                                                                  --------------
                                                                     224,371,062
                                                                  --------------
               HONG KONG--3.7%
     1,950,000 Cafe de Coral Holdings, Ltd. .....................        843,861
    24,644,000 Fountain Set Holdings ............................      1,864,344
     1,004,000 Grand Hotel Holdings Ltd. ........................        119,724
    14,707,000 Jardine Strategic Holdings Ltd. ..................     42,576,765
    47,724,000 South China Morning Post (Holdings) Ltd. .........     34,267,910
    26,414,500 Swire Pacific Ltd., Class B ......................     20,660,222
    10,946,500 Wing Hang Bank Ltd. ..............................     34,598,316
       156,100 Wing Lung Bank ...................................        664,513
                                                                  --------------
                                                                     135,595,655
                                                                  --------------

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001




                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCKS
               IRELAND--1.0%
    14,910,850 Independent News & Media PLC ..................... $   33,613,278
     1,111,317 Unidare PLC ......................................      1,571,905
                                                                  --------------
                                                                      35,185,183
                                                                  --------------
              ITALY--1.8%
       569,050 Banco di Sardegna-RNC ............................      7,103,190
       472,500 Bassetti SPA .....................................      2,197,130
     1,156,450 Cristalleria Artistica ...........................      2,862,551
     1,280,665 Industrie Natuzzi SPA, ADR .......................     16,264,446
     1,150,500 Maffei SPA .......................................      1,322,203
     3,565,000 Mondadori (Arnoldo) Editore SPA ..................     32,272,141
       276,925 San Paolo-IMI SPA ................................      3,743,156
       380,000 Vincenzo Zucchi SPA ..............................      1,797,238
                                                                  --------------
                                                                      67,562,055
                                                                  --------------
               JAPAN--12.4%
       501,395 Aiful Corporation ................................     43,971,629
       643,000 Amatsuji Steel Ball Manufacturing Company ........      4,617,941
        28,000 Banyu Pharmaceutical Company Ltd. ................        519,488
        74,000 CCI Corporation ..................................        313,560
       626,000 Chofu Seisakusho Company .........................      6,394,096
        84,920 Coca-Cola West Japan Company Ltd. ................      1,816,100
       270,000 Credia Company Ltd. ..............................      4,352,212
       474,000 Daiwa Industries Ltd. ............................      1,172,560
       233,000 Denyo Company Ltd. ...............................      1,033,774
       121,000 Dowa Fire & Marine Insurance Company .............        414,226
     1,263,000 Fuji Coca-Cola Bottling Company ..................     10,552,246
     4,623,000 Fujitec Company Ltd. .............................     19,367,700
       627,000 Fukuda Denshi ....................................     12,658,520
     1,075,000 Glory Ltd. .......................................     16,041,498
     1,244,000 Hitachi Koki Company Ltd. ........................      4,070,044
       519,000 Hitachi Medical Corporation ......................      4,390,036
       319,800 Inaba Denkisangyo Company Ltd. ...................      3,266,505
        76,000 Inaba Seisakusho Company Ltd. ....................        994,609
       722,000 Kagawa Bank Ltd. .................................      3,399,258
       321,000 Katsuragawa Electric Company .....................        530,237
     1,239,000 Kawasumi Laboratories, Inc. ......................      9,392,685
     1,108,000 Koito Manufacturing ..............................      4,067,171
       181,000 Kokura Enterprise Company ........................        722,177
       730,900 Mandom Corporation ...............................      8,340,438
       477,000 Matsumoto Yushi-Seiyaku Company ..................      7,003,757
     1,941,000 Matsushita Electric Industrial Company ...........     35,082,344
       371,000 Meito Sangyo Company .............................      4,144,735
        10,500 Miura Company Ltd. ...............................        129,956
       222,000 Morito ...........................................        970,797

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001




                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCKS
               JAPAN--(CONTINUED)
       374,000 Nankai Plywood Company Ltd. ...................... $    1,214,677
       634,000 Nippon Broadcasting System Inc. ..................     21,602,897
     1,155,000 Nippon Cable System ..............................      8,387,224
     1,060,000 Nippon Konpo Unyu Soko ...........................      6,301,689
       552,000 Nitto FC Company .................................      1,761,951
       421,000 Osaka Sanso Kogyo Ltd. ...........................        806,284
       867,000 Riken Vitamin ....................................     11,000,466
        88,000 Rock Paint .......................................        470,492
       451,000 Sangetsu Company Ltd. ............................      5,495,541
       232,000 Sanko Sangyo Company. ............................      1,405,156
     1,295,600 Sanyo Shinpan Finance Company Ltd. ...............     49,108,810
       213,000 Sasakura Engineering Company Ltd. ................        679,883
       760,600 Shikoku Coca-Cola Bottling .......................      6,397,227
       477,000 Shingakukai ......................................      1,199,013
       630,000 Shinki Company Ltd. ..............................      6,032,768
     3,501,000 Shionogi & Company Ltd. ..........................     53,919,305
       452,000 SK Kaken Company Ltd. ............................      7,213,787
       712,000 Sonton Food Industry .............................      4,886,223
        39,900 Sysmex Corporation ...............................        883,549
       369,000 Tachi-S ..........................................      1,531,174
       375,700 Takefuji Corporation .............................     28,541,251
       237,000 Teikoku Hormone Manufacturing Company ............      1,446,787
       269,000 TENMA Corporation ................................      2,829,193
       456,000 Tochigi Bank Ltd. ................................      2,328,840
        14,000 Tomita Electric Company Ltd. .....................         28,153
       377,000 Torii Company Ltd. ...............................      1,022,857
     1,073,000 Torishima Pump Manufacturing .....................      4,675,060
        41,000 Toso Company Ltd .................................        116,474
       386,000 Toyo Technical Company Ltd. ......................      1,201,287
       682,500 Tsubaki Nakashima Company Ltd. ...................      5,533,389
       780,000 U-Shin ...........................................      3,423,357
       282,000 Zojirushi ........................................      1,091,404
                                                                  --------------
                                                                     452,266,467
                                                                  --------------
               MALAYSIA--0.3%
     3,718,000 Star Publications (Malaysia)                            9,197,448
                                                                  --------------
               MEXICO--1.0%
     9,467,000 Embotelladoras Argos SA                                19,343,443
    11,636,300 Grupo Continental SA                                   15,907,769
                                                                  --------------
                                                                      35,251,212
                                                                  --------------
               NETHERLANDS--7.4%
     2,366,120 ABN-Amro Holding NV ..............................     43,361,505
       868,757 Akzo Nobel .......................................     36,065,727


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001




                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCKS
               NETHERLANDS--(CONTINUED)
        23,620 Crown Van Gelder Gemeenschappelijk Bezit NV ...... $      206,720
       567,109 European Vinyls Corporation International N ......      1,253,357
     4,423,450 Holdingmaatschappij de Telegraaf NV ..............     69,606,438
        93,298 Internatio-Muller NV .............................      2,086,705
       287,115 Koninklijke Grolsch NV ...........................      5,457,109
        73,302 Koninklijke Vopak NV .............................      1,639,474
       996,173 Koninklijke Wessanen NV ..........................     11,448,442
     1,168,563 Randstad Holding N.V. ............................     14,204,407
       351,571 Stork NV .........................................      3,776,223
       459,622 Twentsche Kabel Holding ..........................     13,327,323
       739,643 Unilever NV, CVA .................................     39,297,498
     3,474,995 Wegener Arcade NV ................................     29,644,886
                                                                  --------------
                                                                     271,375,814
                                                                  --------------
               NEW ZEALAND--0.8%
    22,380,678 Air New Zealand Ltd. .............................     12,674,491
    25,690,411 Carter Holt Harvey Ltd. ..........................     17,666,448
                                                                  --------------
                                                                      30,340,939
                                                                  --------------
               NORWAY--0.6%
       262,800 SAS Norge ASA, B Shares ..........................      2,538,905
     1,895,300 Schibsted ASA ....................................     21,223,475
                                                                  --------------
                                                                      23,762,380
                                                                  --------------
               SINGAPORE--4.3%
     8,545,700 Cycle & Carriage Ltd. ............................     14,862,581
     8,271,000 Fraser & Neave Ltd. ..............................     31,380,910
    12,312,016 Overseas Union Bank Ltd. .........................     42,962,215
     4,210,800 Robinson and Company, Ord. .......................      9,888,887
     2,697,800 Singapore Press Holdings Ltd. (DAGGER) ...........     29,586,383
     3,975,840 United Overseas Bank Ltd. ........................     27,967,237
                                                                  --------------
                                                                     156,648,213
                                                                  --------------
               SOUTH AFRICA--0.9%
     4,343,070 Sappi Ltd.                                             34,159,958
                                                                  --------------
               SPAIN--0.0% (DAGGER)(DAGGER)
       189,588 Indo Internacional  SA ...........................        477,666
        41,986 Unipapel  SA .....................................        447,260
                                                                  --------------
                                                                         924,926
                                                                  --------------
               SWEDEN--3.6%
       144,785 BRIO AB, Class B (DAGGER) ........................        561,230
        33,000 Cloetta Fazer AB, B Shares .......................        425,327


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001




                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCKS
               SWEDEN--(CONTINUED)
       186,000 Lundbergforetagen AB, Class B .................... $    2,559,521
     2,438,429 Pharmacia Corporation, Depository Shares .........    123,822,264
       374,406 VLT AB, Class B ..................................      2,957,044
                                                                  --------------
                                                                     130,325,386
                                                                  --------------
              SWITZERLAND--9.0%
        27,529 Banque Cantonale Vaudoise ........................      8,820,330
        30,131 Compagnie Financiere Richemont AG ................     68,066,913
         4,315 Daetwyler Holding AG, Bearer .....................      6,575,152
        88,537 Edipresse SA, Bearer .............................     28,623,865
        19,020 Forbo Holding AG .................................      8,617,604
        10,178 Helvetia Patria Holding, Registered ..............      9,435,213
        29,327 Loeb Holding AG ..................................      3,993,050
        57,089 Nestle SA, Registered ............................    119,638,296
        17,027 Novartis AG, Bearer ..............................     26,724,920
        13,511 Sarna Kunsstoff Holding AG, Registered ...........     12,877,236
        21,161 SIG Schweizerishe ................................     11,316,371
       359,831 Syngenta AG(DAGGER) ..............................     18,554,867
        37,448 Tamedia AG (DAGGER) ..............................      3,683,051
         5,223 Zehnder Holding, Bearer ..........................      2,995,881
                                                                  --------------
                                                                     329,922,749
                                                                  --------------
               UNITED KINGDOM--13.2%
    13,912,625 AGA Foodservice Group PLC ........................     47,669,121
     2,006,739 Alumasc Group PLC ................................      3,038,446
       639,000 Burtonwood Brewery PLC ...........................      1,617,081
     3,979,658 Carclo Engineering Group PLC .....................      5,827,657
     7,170,822 Diageo PLC .......................................     72,077,443
     4,544,753 Elementis PLC ....................................      5,621,349
       837,282 Folkes Group PLC .................................        982,057
       743,139 GlaxoSmithKline PLC, Sponsored ADR ...............     38,866,170
     1,098,479  Hardys & Hansons PLC ............................      3,771,550
       350,000 Johnston Group PLC ...............................      1,803,795
     4,545,154 McAlpine (Alfred) PLC ............................     19,967,243
    11,650,426 Novar PLC ........................................     28,075,179
     2,071,754 Nycomed Amersham PLC .............................     14,462,078
       584,000 Partridge Fine Art PLC ...........................        531,378
     4,166,158 Rexam PLC ........................................     15,014,979
    19,725,000 Rolls-Royce PLC ..................................     61,274,457
       779,500 Swan Hill Group PLC ..............................        941,990
    15,327,670 Thistle Hotels PLC ...............................     27,239,377
       600,000 Time Products PLC ................................      1,326,455
     6,180,819 Trinity Mirror PLC ...............................     42,530,688
     4,468,749 TT Group PLC .....................................     10,482,887


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCKS
               UNITED KINGDOM--(CONTINUED)
     5,025,000 Unilever PLC ..................................... $   36,256,271
     3,640,334 Weir Group PLC ...................................     13,016,381
     4,504,600 Wolverhampton & Dudley Breweries PLC .............     29,075,226
        37,500 Young & Company's Brewery PLC, Class A ...........        386,527
                                                                  --------------
                                                                     481,855,785
                                                                  --------------
              UNITED STATES--12.0%
       663,000 American Express Company .........................     27,381,900
        75,700 American National Insurance Company ..............      5,209,106
        81,500 Coca-Cola Bottling Company .......................      3,295,656
       348,300 Comerica Inc. ....................................     21,420,450
       230,400 Federal Home Loan Mortgage Corporation ...........     14,936,832
        70,000 GATX Corporation .................................      2,972,200
     3,731,110 Hollinger International Inc. .....................     53,392,184
       197,100 Household International Inc. .....................     11,676,204
     1,000,000 MBIA Inc. ........................................     80,680,000
     4,688,434 Panamerican Beverages Inc., Class A ..............     82,282,017
       460,000 PNC Financial Services Group Inc. ................     31,165,000
       596,000 Popular Inc. .....................................     17,554,063
        74,100 Syms Corporation(DAGGER) .........................        592,800
       809,000 Torchmark Corporation ............................     31,413,470
       294,600 Transatlantic Holdings Inc. ......................     30,199,446
       525,000 Wells Fargo & Company ............................     25,971,750
                                                                  --------------
                                                                     440,143,078
                                                                  --------------


               TOTAL COMMON STOCKS
               (COST $2,491,649,813) ............................  3,036,292,921
                                                                  --------------


               PREFERRED STOCKS--0.9%
        15,400 Krones AG ........................................        509,848
       711,476 ProSieben Media AG ...............................     12,768,050
     1,718,250 Villeroy & Boch AG ...............................     18,379,767
                                                                  --------------


               TOTAL PREFERRED STOCKS
               (COST $33,146,812) ...............................     31,657,665
                                                                  --------------

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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                                                                       MARKET
  FACE                                                                 VALUE
  VALUE                                                               (NOTE 1)
 --------                                                            ----------



               CONVERTIBLE CORPORATE BOND--0.0%(DAGGER)(DAGGER)
               (COST $103,872)

JPY  9,000,000 Shikoku Coca-Cola Bottling, 2.400% due 3/29/02 ... $       74,189
                                                                  --------------

               U.S. TREASURY BILLS--0.4%
$    3,160,000 6.023% ** due 5/31/01 ............................      3,137,419
    11,000,000 4.816% ** due 11/29/01 ...........................     10,707,653
                                                                  --------------

               TOTAL U.S. TREASURY BILLS
               (COST $13,789,731) ...............................     13,845,072
                                                                  --------------

               REPURCHASE AGREEMENT--10.4%
               (COST $382,423,000)


382,423,000    Agreement with UBS Warburg LLC, 5.250% dated
               3/30/01, to be repurchased at $382,590,310 on 4/2/01,
               collaterized by $343,511,000 U.S. Treasury Bonds,
               6.250%, 8.875% and 5.250% due 2/15/03, 8/15/17 and
               8/15/03 (market value $390,074,441)                   382,423,000
                                                                  --------------
TOTAL INVESTMENTS (COST $2,921,113,228*)                 94.6%     3,464,292,847
OTHER ASSETS AND LIABILITIES (NET)                        5.4        197,219,082
                                                        -----     --------------
NET ASSETS                                              100.0%    $3,661,511,929
                                                        =====     ==============

--------------

 * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $2,922,197,814.
** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE (UNAUDITED). (DAGGER) NON-INCOME PRODUCING SECURITY.
(DAGGER)(DAGGER) AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT
CVA--CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)
JPY --JAPANESE YEN

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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March 31, 2001





                                                     PERCENTAGE OF  MARKET VALUE
SECTOR DIVERSIFICATION                                 NET ASSETS     (NOTE 1)
----------------------                               -------------  ------------

COMMON STOCKS:
Food and Beverages ...................................    12.7%    $ 463,405,769
Printing and Publishing ..............................    11.2       409,369,100
Pharmaceuticals ......................................     9.9       362,999,418
Banking ..............................................     8.1       295,507,467
Financial Services ...................................     7.9       291,845,212
Chemicals ............................................     4.5       164,051,485
Manufacturing ........................................     3.8       139,673,109
Machinery ............................................     3.6       131,029,855
Consumer Non-Durables ................................     2.3        83,894,207
Holdings .............................................     2.1        77,421,693
Insurance ............................................     2.1        76,671,461
Tobacco ..............................................     1.8        68,066,913
Aerospace ............................................     1.7        61,274,457
Forest Products ......................................     1.4        52,480,386
Retail ...............................................     1.2        45,395,532
Engineering and Construction .........................     1.1        42,080,728
Consumer Durables ....................................     1.0        36,254,904
Building Materials ...................................     0.9        32,798,793
Autos ................................................     0.8        29,161,710
Leisure ..............................................     0.8        27,920,330
Transportation .......................................     0.7        24,487,285
Radio ................................................     0.6        21,602,897
Construction Materials ...............................     0.6        21,494,840
Electronics ..........................................     0.5        17,286,954
Medical Research and Supplies ........................     0.3        10,276,234
Textiles .............................................     0.2         6,233,723
Wholesale ............................................     0.2         7,792,793
Real Estate ..........................................     0.2         7,349,619
Glass Products .......................................     0.1         2,862,551
Health Care ..........................................     0.1         4,867,702
Commercial Services ..................................     0.0++       1,201,287
Mining and Metal Fabrication .........................     0.0++       1,322,203
Oil and Gas ..........................................     0.0++         722,177
Other ................................................     0.5        17,490,127
                                                         -----    --------------
TOTAL COMMON STOCKS ..................................    82.9     3,036,292,921
                                                         -----    --------------
PREFERRED STOCKS .....................................     0.9        31,657,665
CONVERTIBLE CORPORATE BOND ...........................     0.0++          74,189
U.S. TREASURY BILLS ..................................     0.4        13,845,072
REPURCHASE AGREEMENT .................................    10.4       382,423,000
OTHER ASSETS AND LIABILITIES (NET) ...................     5.4       197,219,082
                                                         -----    --------------
NET ASSETS ...........................................   100.0%   $3,661,511,929
                                                         =====    ==============
------------------------
++  AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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                                                         CONTRACT       MARKET
                                                          VALUE          VALUE
 CONTRACTS                                                 DATE        (NOTE 1)
 ---------                                              ----------    ----------

FORWARD EXCHANGE CONTRACTS TO BUY
     1,514,300 Danish Krona ..........................    4/5/01  $     178,460
    14,873,770 Danish Krona ..........................   4/24/01      1,751,587
     1,230,780 Danish Krona ..........................    5/7/01        144,936
     3,250,000 European Economic Union Euro ..........   6/11/01      2,857,931
    11,304,055 Hong Kong Dollar ......................   4/17/01      1,449,372
    11,000,000 Hong Kong Dollar ......................   4/24/01      1,410,369
    17,874,560 Singapore Dollar ......................   4/17/01      9,911,016
     8,244,375 Singapore Dollar.......................   8/13/01      4,604,888
    23,668,400 Swedish Krona..........................    4/5/01      2,284,503
    27,524,250 Swedish Krona..........................   4/17/01      2,655,725
    19,257,750 Swiss Franc ...........................   6/11/01     11,134,708
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $40,004,101)                                     $  38,383,495
                                                                  =============
FORWARD  EXCHANGE CONTRACTS TO SELL
       371,430 Canadian Dollar .......................    5/7/01  $    (235,315)
    13,593,920 Canadian Dollar .......................   5/14/01     (8,612,441)
     1,040,480 Canadian Dollar .......................   5/22/01       (659,214)
     1,549,485 Canadian Dollar .......................    6/4/01       (981,728)
     6,078,090 Canadian Dollar .......................   6/11/01     (3,850,994)
     7,312,000 Canadian Dollar .......................   8/20/01     (4,632,466)
     4,620,000 Canadian Dollar .......................  11/13/01     (2,926,684)
     6,200,000 Canadian Dollar .......................   12/6/01     (3,927,487)
     2,650,000 Canadian Dollar .......................   1/25/02     (1,678,587)
     5,500,000 Canadian Dollar .......................   2/11/02     (3,483,788)
     6,100,000 Canadian Dollar .......................   3/11/02     (3,863,708)
     4,000,000 Canadian Dollar .......................    4/2/02     (2,533,536)
     1,514,300 Danish Krona ..........................    4/5/01       (178,460)
    14,873,770 Danish Krona ..........................   4/24/01     (1,751,587)
     1,230,780 Danish Krona ..........................    5/7/01       (144,936)
     9,772,982 European Economic Union Euro ..........   4/17/01     (8,590,372)
    37,754,019 European Economic Union Euro ..........    5/7/01    (33,191,426)
    24,731,846 European Economic Union Euro ..........   5/14/01    (21,744,060)
     3,986,065 European Economic Union Euro ..........   5/21/01     (3,504,692)
    24,574,669 European Economic Union Euro ..........    6/4/01    (21,609,027)
     9,058,342 European Economic Union Euro ..........   6/11/01     (7,965,574)
    41,632,653 European Economic Union Euro ..........   6/15/01    (36,611,235)
     8,814,684 European Economic Union Euro ..........   6/22/01     (7,751,895)
    72,992,701 European Economic Union Euro ..........   7/16/01    (64,196,762)
    25,345,062 European Economic Union Euro ..........   7/23/01    (22,291,174)
    37,921,881 European Economic Union Euro ..........   8/13/01    (33,355,491)
    10,758,472 European Economic Union Euro ..........   8/20/01     (9,463,310)
     4,652,028 European Economic Union Euro ..........   8/30/01     (4,092,188)
    13,648,772 European Economic Union Euro ..........   9/11/01    (12,006,866)
    11,961,365 European Economic Union Euro ..........  10/29/01    (10,525,942)
    20,000,000 European Economic Union Euro ..........   11/1/01    (17,600,329)
     9,410,000 European Economic Union Euro ..........   11/5/01     (8,281,223)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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                                                         CONTRACT       MARKET
                                                          VALUE          VALUE
 CONTRACTS                                                 DATE        (NOTE 1)
 ---------                                              ----------    ----------

FORWARD EXCHANGE CONTRACTS TO SELL
    61,700,000 European Economic Union Euro ..........  11/13/01  $ (54,302,290)
    26,900,000 European Economic Union Euro ..........  11/19/01    (23,675,893)
    17,000,000 European Economic Union Euro ..........   12/6/01    (14,964,520)
    11,431,838 European Economic Union Euro ..........  12/10/01    (10,063,383)
    44,500,000 European Economic Union Euro ..........   1/15/02    (39,186,640)
    15,000,000 European Economic Union Euro ..........   1/25/02    (13,210,399)
    88,000,000 European Economic Union Euro ..........   2/12/02    (77,516,000)
    48,704,461 European Economic Union Euro ..........   2/25/02    (42,907,983)
    20,500,000 European Economic Union Euro ..........    3/6/02    (18,061,975)
    25,000,000 European Economic Union Euro ..........   3/11/02    (22,027,982)
    10,650,000 European Economic Union Euro ..........   3/27/02     (9,385,668)
    34,000,000 European Economic Union Euro ..........    4/2/02    (29,967,042)
     6,883,174 Great British Pound Sterling ..........    4/5/01     (9,778,237)
     6,129,570 Great British Pound Sterling ..........   4/17/01     (8,705,710)
       189,382 Great British Pound Sterling ..........   4/24/01       (268,959)
    13,751,897 Great British Pound Sterling ..........   4/27/01    (19,529,877)
    10,951,139 Great British Pound Sterling ..........    5/8/01    (15,550,006)
     4,197,154 Great British Pound Sterling ..........   5/14/01     (5,959,190)
     6,555,096 Great British Pound Sterling ..........   5/21/01     (9,306,064)
     9,978,712 Great British Pound Sterling ..........    6/4/01    (14,163,333)
    11,549,314 Great British Pound Sterling ..........   6/11/01    (16,390,618)
     5,094,614 Great British Pound Sterling ..........   6/15/01     (7,229,709)
    13,075,314 Great British Pound Sterling ..........    7/2/01    (18,549,553)
    16,428,994 Great British Pound Sterling ..........   7/16/01    (23,301,268)
    23,015,716 Great British Pound Sterling ..........   7/23/01    (32,638,990)
     9,957,184 Great British Pound Sterling ..........   8/13/01    (14,115,451)
    13,275,629 Great British Pound Sterling ..........   8/20/01    (18,817,561)
     9,425,663 Great British Pound Sterling ..........   8/30/01    (13,358,357)
     9,110,021 Great British Pound Sterling ..........   9/11/01    (12,909,018)
     8,179,680 Great British Pound Sterling ..........   9/27/01    (11,588,329)
     8,000,000 Great British Pound Sterling ..........   11/1/01    (11,328,592)
    24,500,000 Great British Pound Sterling ..........  11/13/01    (34,688,374)
     7,000,000 Great British Pound Sterling ..........   12/6/01     (9,907,986)
    10,000,000 Great British Pound Sterling ..........   1/25/02    (14,145,139)
    14,400,000 Great British Pound Sterling ..........   2/11/02    (20,364,569)
    20,400,000 Great British Pound Sterling ..........    3/6/02    (28,841,314)
    11,500,000 Great British Pound Sterling ..........   3/27/02    (16,254,443)
    12,000,000 Great British Pound Sterling ..........    4/2/02    (16,960,610)
     7,000,000 Great British Pound Sterling ..........    4/2/02     (9,893,689)
    11,304,055 Hong Kong Dollar ......................   4/17/01     (1,449,372)
    37,574,310 Hong Kong Dollar ......................   4/24/01     (4,817,603)
    97,817,210 Hong Kong Dollar ......................   4/27/01    (12,541,599)
    99,049,205 Hong Kong Dollar ......................    5/7/01    (12,699,469)
    22,651,030 Hong Kong Dollar ......................   5/21/01     (2,904,156)
    57,703,720 Hong Kong Dollar ......................   6/11/01     (7,398,155)
    21,815,360 Hong Kong Dollar ......................   6/15/01     (2,796,911)
   155,820,000 Hong Kong Dollar ......................    7/3/01    (19,975,984)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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                                                         CONTRACT       MARKET
                                                          VALUE          VALUE
 CONTRACTS                                                 DATE        (NOTE 1)
 ---------                                              ----------    ----------

FORWARD EXCHANGE CONTRACTS TO SELL
    77,870,000 Hong Kong Dollar ......................   7/16/01  $  (9,981,645)
    31,138,800 Hong Kong Dollar ......................   7/23/01     (3,991,216)
    77,773,000 Hong Kong Dollar ......................   8/20/01     (9,965,651)
    78,763,000 Hong Kong Dollar ......................   8/30/01    (10,091,469)
    78,000,000 Hong Kong Dollar ......................  11/13/01     (9,984,887)
    62,384,000 Hong Kong Dollar ......................  11/19/01     (7,985,235)
    80,000,000 Hong Kong Dollar ......................   12/6/01    (10,237,830)
   156,000,000 Hong Kong Dollar ......................   1/25/02    (19,951,507)
 3,946,000,000 Japanese Yen ..........................    4/5/01    (31,472,590)
 4,669,450,000 Japanese Yen ..........................   4/16/01    (37,298,537)
 2,311,360,000 Japanese Yen ..........................   4/24/01    (18,486,054)
 1,277,616,000 Japanese Yen ..........................   4/27/01    (10,223,124)
 5,325,925,000 Japanese Yen ..........................    5/2/01    (42,645,440)
   141,621,200 Japanese Yen ..........................    5/7/01     (1,134,663)
   394,329,000 Japanese Yen ..........................   5/14/01     (3,162,006)
   355,040,000 Japanese Yen ..........................   5/21/01     (2,849,358)
 2,850,464,000 Japanese Yen ..........................    6/4/01    (22,914,637)
 3,037,721,500 Japanese Yen ..........................   6/11/01    (24,440,293)
 3,649,310,000 Japanese Yen ..........................   6/22/01    (29,399,311)
 1,476,900,000 Japanese Yen ..........................    7/2/01    (11,912,556)
 8,628,775,000 Japanese Yen ..........................   7/16/01    (69,721,165)
 2,546,500,000 Japanese Yen ..........................   8/20/01    (20,666,861)
 3,037,650,000 Japanese Yen ..........................   9/27/01    (24,758,641)
 1,015,700,000 Japanese Yen ..........................  10/29/01     (8,309,982)
 1,615,000,000 Japanese Yen ..........................  11/13/01    (13,236,728)
 1,500,000,000 Japanese Yen ..........................   1/15/02    (12,386,440)
 3,100,000,000 Japanese Yen ..........................   2/12/02    (25,683,430)
   960,000,000 Japanese Yen ..........................    3/6/02     (7,974,331)
 4,340,000,000 Japanese Yen ..........................   3/27/02    (36,141,409)
   589,250,000 apanese Yen ...........................    4/2/02     (4,910,808)
     1,798,381 New Zealand Dollar ....................    4/5/01       (726,453)
     2,312,953 New Zealand Dollar ....................   4/17/01       (933,744)
     3,766,670 New Zealand Dollar ....................    5/7/01     (1,519,576)
       355,091 New Zealand Dollar ....................   5/14/01       (143,220)
    30,196,276 New Zealand Dollar ....................  10/29/01    (12,111,050)
    15,000,000 New Zealand Dollar ....................  11/13/01     (6,013,284)
    27,650,000 New Zealand Dollar ....................   12/6/01    (11,076,347)
     3,300,000 New Zealand Dollar ....................   2/11/02     (1,318,953)
     5,278,116 New Zealand Dollar ....................    4/2/02     (2,105,998)
    27,652,625 Norwegian Krona .......................   4/17/01     (3,018,085)
     4,526,600 Norwegian Krona .......................    5/7/01       (493,379)
    15,469,150 Norwegian Krona .......................   5/14/01     (1,685,203)
    61,873,880 Norwegian Krona .......................   5/21/01     (6,737,056)
    10,428,000 Norwegian Krona .......................   6/11/01     (1,133,763)
    78,000,000 Norwegian Krona .......................   3/11/02     (8,314,862)
    27,874,560 Singapore Dollar ......................   4/17/01    (15,455,777)
     3,864,575 Singapore Dollar ......................   4/27/01     (2,144,107)



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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                                                         CONTRACT       MARKET
                                                          VALUE          VALUE
 CONTRACTS                                                 DATE        (NOTE 1)
 ---------                                              ----------    ----------

FORWARD EXCHANGE CONTRACTS TO SELL
    17,041,650 Singapore Dollar ......................    5/8/01  $  (9,461,852)
    30,011,610 Singapore Dollar ......................   6/11/01    (16,698,284)
     4,307,680 Singapore Dollar ......................   6/15/01     (2,397,266)
    25,209,000 Singapore Dollar ......................   7/16/01    (14,056,389)
    21,738,600 Singapore Dollar ......................   7/30/01    (12,132,902)
     8,244,375 Singapore Dollar ......................   8/13/01     (4,604,888)
    16,527,000 Singapore Dollar ......................   8/20/01     (9,234,633)
    17,148,560 Singapore Dollar ......................   8/30/01     (9,586,360)
     8,450,000 Singapore Dollar ......................  10/29/01     (4,735,088)
     5,750,000 Singapore Dollar ......................  11/13/01     (3,224,524)
    40,660,000 Singapore Dollar ......................  11/19/01    (22,808,453)
    49,095,000 Singapore Dollar ......................  12/10/01    (27,569,147)
    29,250,000 Singapore Dollar ......................   1/15/02    (16,455,899)
    12,600,000 Singapore Dollar ......................   2/11/02     (7,098,820)
    19,108,090 South African Rand ....................    5/7/01     (2,365,963)
    22,368,090 South African Rand ....................   5/14/01     (2,766,410)
     9,196,250 South African Rand ....................   6/11/01     (1,132,266)
    36,082,500 South African Rand ....................   6/22/01     (4,435,022)
   108,525,000 South African Rand ....................   7/30/01    (13,256,289)
    62,000,000 South African Rand ....................   2/11/02     (7,338,031)
     9,402,400 South African Rand ....................    4/2/02     (1,105,482)
    23,668,400 Swedish Krona .........................    4/5/01     (2,284,503)
    27,524,250 Swedish Krona .........................   4/17/01     (2,655,725)
     2,158,150 Swedish Krona .........................   4/24/01       (208,273)
    53,483,475 Swedish Krona .........................   4/27/01     (5,161,885)
   119,041,650 Swedish Krona .........................   5/14/01    (11,494,391)
    23,172,760 Swedish Krona .........................   5/21/01     (2,237,927)
     3,931,875 Swedish Krona .........................    6/4/01       (379,843)
    25,942,200 Swedish Krona .........................    7/2/01     (2,507,392)
    40,856,000 Swedish Krona .........................   8/30/01     (3,953,312)
   113,190,000 Swedish Krona .........................   9/27/01    (10,953,836)
    98,448,000 Swedish Krona .........................  11/19/01     (9,533,713)
    84,000,000 Swedish Krona .........................   2/11/02     (8,146,349)
    90,000,000 Swedish Krona .........................   3/27/02     (8,736,253)
     5,081,700 Swedish Krona .........................    4/2/02       (493,364)
    24,384,345 Swiss Franc ...........................    5/7/01    (14,078,328)
    19,257,750 Swiss Franc ...........................   6/11/01    (11,134,708)
    17,159,275 Swiss Franc ...........................   6/15/01     (9,922,726)
    12,727,200 Swiss Franc ...........................   6/22/01     (7,361,525)
    31,752,000 Swiss Franc ...........................    7/2/01    (18,372,384)
    16,567,000 Swiss Franc ...........................   8/13/01     (9,602,945)
     8,295,500 Swiss Franc ...........................   8/20/01     (4,809,892)
    20,846,400 Swiss Franc ...........................   9/11/01    (12,098,016)
    26,548,500 Swiss Franc ...........................  10/29/01    (15,437,563)
     5,000,000 Swiss Franc ...........................   11/1/01     (2,907,790)
    41,625,000 Swiss Franc ...........................   11/5/01    (24,211,392)
     7,000,000 Swiss Franc ...........................  11/13/01     (4,072,944)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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March 31, 2001



                                                         CONTRACT       MARKET
                                                          VALUE          VALUE
 CONTRACTS                                                 DATE        (NOTE 1)
 ---------                                              ----------    ----------

FORWARD EXCHANGE CONTRACTS TO SELL
    17,855,000 Swiss Franc ........................... 11/19/01 $   (10,391,518)
    43,000,000 Swiss Franc ...........................  12/6/01     (25,043,545)
    18,000,000 Swiss Franc ........................... 12/10/01     (10,485,096)
    16,450,000 Swiss Franc ...........................  1/25/02      (9,602,187)
    23,300,000 Swiss Franc ...........................  2/11/02     (13,611,553)
    31,000,000 Swiss Franc ...........................  3/11/02     (18,133,698)
    11,000,000 Swiss Franc ...........................  3/27/02      (6,439,495)
    30,000,000 Swiss Franc ...........................   4/2/02     (17,568,172)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $2,501,238,678) .....................          $(2,319,985,339)
                                                                ---------------

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2001




ASSETS
  Investments, at value (Cost $2,921,113,228) (Note 1) SEE ACCOMPANYING SCHEDULE
      Securities .............................................. $ 3,081,869,847
      Repurchase Agreement ....................................     382,423,000
                                                                ---------------
  Total Investments ...........................................   3,464,292,847
  Cash and foreign currency (Cost $7,179,497) .................       7,177,621
  Net unrealized appreciation of forward exchange
      contracts (Note 1) ......................................     179,632,733
  Receivable for Fund shares sold .............................      20,340,726
  Dividends and interest receivable ...........................      10,938,493
  Receivable for investment securities sold ...................         901,515
                                                                ---------------
      TOTAL ASSETS ............................................   3,683,283,935
                                                                ---------------

LIABILITIES
  Payable for Fund shares redeemed ..............  $ 10,800,994
  Payable for investment securities purchased ...     7,724,759
  Investment advisory fee payable (Note 2) ......     2,444,593
  Custodian fees payable (Note 2) ...............       129,614
  Transfer agent fees payable (Note 2) ..........        88,285
  Accrued expenses and other payables ...........       583,761
                                                   ------------
  TOTAL LIABILITIES ...........................................      21,772,006
                                                                ---------------
NET ASSETS .................................................... $ 3,661,511,929
                                                                ===============

NET ASSETS CONSIST OF
  Undistributed net investment income .........................   $   7,421,395
  Distributions in excess of net realized gain on securities,
      forward exchange contracts and foreign currencies .......     (71,292,412)
  Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ......     722,434,080
  Par value ...................................................          18,757
  Paid-in capital in excess of par value ......................   3,002,930,109
                                                                ---------------
      TOTAL NET ASSETS ........................................ $ 3,661,511,929
                                                                ===============

NET ASSET VALUE, offering and redemption price per share
  ($3,661,511,929 (DIVIDE)187,574,743 shares of common stock
      outstanding) ............................................          $19.52
                                                                         ------



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended March 31, 2001



INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $7,141,144) .. $    64,610,599
  Interest ....................................................      20,092,011
                                                                ---------------
      TOTAL INVESTMENT INCOME .................................      84,702,610
                                                                ---------------
EXPENSES
  Investment advisory fee (Note 2) .............  $ 43,403,843
  Custodian fees (Note 2) ......................     1,630,765
  Administration fee (Note 2) ..................     1,299,194
  Transfer agent fees (Note 2) .................       568,139
  Legal and audit fees .........................       105,064
  Directors' fees and expenses (Note 2) ........        63,775
  Other ........................................       785,631
                                                  ------------
      TOTAL EXPENSES ..........................................      47,856,411
                                                                ---------------
NET INVESTMENT INCOME .........................................      36,846,199
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
  Net realized gain (loss) on:
      Securities ..............................................      64,286,651
      Forward exchange contracts ..............................     168,147,225
      Foreign currencies and net other assets .................         (86,129)
                                                                ---------------
  Net realized gain on investments during the year ............     232,347,747
                                                                ---------------
  Net unrealized appreciation (depreciation) of:
      Securities ..............................................    (244,558,333)
      Forward exchange contracts ..............................     145,085,828
      Foreign currencies and net other assets .................        (324,224)
                                                                ---------------
  Net unrealized depreciation of investments during the year ..     (99,796,729)
                                                                ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............     132,551,018
                                                                ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......... $   169,397,217
                                                                ---------------



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
March 31, 2000



                                                                    YEAR            YEAR
                                                                    ENDED           ENDED
                                                                   3/31/01         3/31/00
                                                                -------------   --------------
Net investment income ........................................   $  36,846,199   $  34,225,569
Net realized gain on securities, forward exchange contracts
  and currency transactions  during the year .................     232,347,747     129,754,740
Net unrealized appreciation (depreciation) of securities,
  forward exchange contracts, foreign currencies and net
  other assets during the year ...............................     (99,796,729)    415,640,304
                                                                --------------  --------------
Net increase in net assets resulting from operations .........     169,397,217     579,620,613
DISTRIBUTIONS:
  Dividends to shareholders from net investment
      income .................................................     (32,450,692)    (38,718,066)
  Distributions to shareholders from net realized
      gain on investments ....................................    (349,716,596)    (87,908,561)
  Distributions to shareholders in excess of net realized
      gain on investments ....................................     (46,446,361)        --
Net increase in net assets from Fund share transactions
(Note 4) .....................................................     684,224,167     193,936,237
                                                                --------------  --------------
Net increase in net assets ...................................     425,007,735     646,930,223

NET ASSETS
Beginning of year ............................................   3,236,504,194   2,589,573,971
                                                                --------------  --------------
End of year (including undistributed net investment
  income of $7,421,395 and $4,374,895, respectively) .........  $3,661,511,929  $3,236,504,194
                                                                --------------  --------------




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Fund share outstanding throughout each year.




                                                    YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                  3/31/01       3/31/00       3/31/99       3/31/98       3/31/97
                                                -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year                 $21.10        $18.08        $18.98        $15.46        $14.28
                                                   ------        ------        ------        ------        ------
Income from investment operations:
Net investment income (a)                            0.22          0.23          0.23          0.26          0.12
Net realized and unrealized gain
  on investments                                     0.92          3.64          0.24          4.62          2.18
                                                   ------        ------        ------        ------        ------
      Total from investment
         operations                                  1.14          3.87          0.47          4.88          2.30
                                                   ------        ------        ------        ------        ------
DISTRIBUTIONS:
  Dividends from net investment
      income                                        (0.21)       ( 0.26)       ( 0.38)       ( 0.79)        (0.19)
  Dividends in excess of net
      investment income                                --            --            --        ( 0.08)        (0.36)
  Distributions from net
      realized gains                                (2.23)       ( 0.59)       ( 0.99)       ( 0.49)       ( 0.57)
  Distributions in excess of net
      realized gains                                (0.28)           --            --            --            --
                                                   ------        ------        ------        ------        ------
      Total distributions                           (2.72)       ( 0.85)       ( 1.37)       ( 1.36)       ( 1.12)
                                                   ------        ------        ------        ------        ------
Net asset value, end of year                       $19.52        $21.10        $18.08        $18.98        $15.46
                                                   ======        ======        ======        ======        ======
Total return (b)                                    5.17%        21.68%         3.03%        33.09%        16.66%
                                                   ======        ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of year (in 000s)              $3,661,512    $3,236,504    $2,589,574    $2,527,941    $1,441,210
Ratio of operating expenses to
  average net assets (c)                             1.38%         1.38%         1.41%         1.42%         1.58%
Ratio of net investment income to
  average net assets                                 1.06%         1.10%         1.26%         1.05%         0.73%
Portfolio turnover rate                                12%           16%           23%           16%           20%



------------------------

(a) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were $0.26 and $0.11, respectively. The effect of the waiver had no impact on the net investment income for the year ended March 31, 1998.

(b)    Total return represents aggregate total return for the periods indicated.

(c) Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were 1.43% and 1.58%, respectively.





======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker, US Clearing. For the year ended March 31, 2001 the Fund reimbursed Tweedy, Browne Company LLC $600 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

     OTHER In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $50.3 million of their own money invested in the Fund. The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                FEES ON ASSETS
                                  ----------------------------------------------
                                                   BETWEEN
                                                $500 MILLION
                                      UP TO          AND           EXCEEDING
                                  $500 MILLION   $1 BILLION       $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                   0.06%          0.04%           0.02%
--------------------------------------------------------------------------------

                                      UP TO       EXCEEDING
                                  $100 MILLION  $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                      0.03%          0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2001, aggregated $628,874,486 and $364,322,681, respectively.

     At March 31, 2001, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $756,234,444 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $214,139,411.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:
                   -------------------------------------------------------------
                        YEAR ENDED 3/31/01              YEAR ENDED 3/31/00
                   -------------------------------------------------------------
                      SHARES         AMOUNT           SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold               158,244,986  $ 3,359,524,593    103,466,727  $ 2,114,976,918
Reinvested          20,280,431      403,350,992      5,919,140      117,469,197
Redeemed          (144,314,189)  (3,078,651,418)   (99,258,702)  (2,038,509,878)
--------------------------------------------------------------------------------
Net Increase        34,211,228  $   684,224,167     10,127,165  $   193,936,237
--------------------------------------------------------------------------------

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.


6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2000, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2001, the Company did not borrow, on behalf of the Fund, under the Agreement.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [GRAPHIC OMITTED]  EARNST AND YOUNG LOGO

Boston, Massachusetts
May 4, 2001"

================================================================================

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2001

     For the fiscal year ended March 31, 2001, the amount of long-term capital gain designated by the Fund was $280,562,288, which is taxable as a 20% rate gain for Federal income tax purposes.

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2001, 7.67% qualify for the dividend received deduction available to corporate shareholders.

     If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

     For the fiscal year ended March 31, 2001, the Fund derived $68,094,975 of gross income from foreign sources and paid foreign taxes of $7,141,144 (representing $0.3630 and $0.0381 per share, respectively)."


================================================================================

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

March 31, 2001

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
               STANDARD & POOR'S 500 STOCK INDEX ("S&P 500") AND
                MORNINGSTAR MID-CAP VALUE FUNDS ("MMCV") AVERAGE
                            12/8/93 THROUGH 3/31/01




                                [GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAHIC


                TWEEDY BROWNE                                 MORNINGSTAR
   DATE      AMERICAN VALUE FUND*    S&P 500 Index*      MID CAP VALUE AVERAGE
  12/8/93         10000                  10000                  10271.3
  3/31/94          9710                9638.32                  10010.4
  9/30/94         10260                10152.1                  10393.8
  3/31/95       10779.8                11138.7                  10865.1
  9/30/95       13064.6                13172.5                  12584.9
  3/31/96       14519.9                14715.5                  13823.5
  9/30/96       15170.2                15851.3                  14549.2
  3/31/97       17096.6                17631.9                    15885
  9/30/97       21997.9                22261.5                  19972.5
  3/31/98       24985.4                26343.6                  21969.5
  9/30/98       21992.3                  24274                  17967.5
  3/31/99       24712.1                30913.6                  20542.2
  9/30/99         25716                31025.1                  21048.3
  3/31/00       25017.9                36457.8                  23197.7
  9/30/00       28027.6                35143.8                  24867.5
  3/31/01       28727.5                  28100                  25555.9


--------------------------------------------------------------------------------

THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.

MMCV  AVERAGE  CONSISTS  OF THE  AVERAGE  RETURNS  OF ALL  MUTUAL  FUNDS  IN THE
MORNINGSTAR UNIVERSE CLASSIFIED AS VALUE FUNDS WITH MEDIAN MARKET CAPITALIZATIONS GREATER THAN OR EQUAL TO $1 BILLION BUT LESS THAN OR EQUAL TO $5 BILLION. MMCV AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, NOVEMBER 30, 1993, HAS BEEN USED.




--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN*                        AGGREGATE TOTAL RETURN*
                                                           YEAR     INCEPTION
                               WITHOUT                    ENDED     (12/8/93)-
THE FUND             ACTUAL    WAIVERS**                  3/31/01    3/31/01
--------             ------   ----------                ---------- -------------

Inception (12/8/93)
  through  3/31/01   15.53%     15.38%       The Fund      14.81%    187.23%
Year Ended 3/31/01   14.81%     14.81%       S&P 500      (21.73)%   185.53%
                                             MMCV          10.72%    155.55%
--------------------------------------------------------------------------------

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

 *     ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

**     SEE NOTE 2 TO FINANCIAL STATEMENTS.



================================================================================

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

March 31, 2001

     In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market indexes, including the Standard & Poor's 500 Stock Index (the "S&P 500") and the Morningstar Mid-Cap Value Funds (the "MMCV") Average. The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Morningstar Mid-Cap Value Funds Average reflects the returns of all funds that Morningstar defines as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion. In addition to comparing performance results to the S&P 500 Index, we feel it is appropriate to compare Tweedy, Browne American Value Fund to a group of industry peers. However, the historical results of the S&P 500 and MMCV in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years,


================================================================================

                                       81
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--------------------------------------------------------------------------------
PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------


this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.


================================================================================

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001



                         [GRAHIC OMITTED] CONTINENT ART


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


               COMMON STOCK--DOMESTIC--74.1%
               ADVERTISING--0.8%
        11,580 Grey Global Group Inc ............................ $    7,503,840
                                                                  --------------
               AUTOMOTIVE PARTS--1.6%
       739,000 Dollar Thrifty Automotive Group Inc.(DAGGER) .....     15,223,400
                                                                  --------------
               BANKING--8.1%
        45,300 BancFirst Corporation ............................      1,783,687
        20,400 Cape Cod Bank & Trust Company ....................        446,250
       112,650 Comerica Inc. ....................................      6,927,975
         4,500 Community Financial Group-Bank of Nashville ......         59,343
        30,000 First Union Corporation ..........................        990,000
       727,295 Hibernia Corporation, Class A ....................     10,160,311
        45,981 Mid-America Bancorp ..............................      1,057,563
       196,700 PNC Financial Services Group Inc. ................     13,326,425
       802,520 Popular Inc. .....................................     23,636,722
       360,000 Wells Fargo & Company ............................     17,809,200
        39,004 Whitney Holding Corporation ......................      1,543,096
                                                                  --------------
                                                                      77,740,572
                                                                  --------------
               BASIC INDUSTRIES--3.0%
       215,700 Gorman-Rupp Company ..............................      3,990,450
       461,700 Rayonier Inc. ....................................     19,068,210
        64,000 Tecumseh Products Company, Class A ...............      3,096,000
        66,100 Tecumseh Products Company, Class B ...............      2,962,106
                                                                  --------------
                                                                      29,116,766
                                                                  --------------
               BROADCAST, RADIO & TV--2.9%
       668,060 Comcast Corporation, Class A(DAGGER) .............     28,016,766
                                                                  --------------
               BUSINESS AND COMMERCIAL SERVICES--0.8%
        37,000 HUB Group Inc., Class A (DAGGER) .................        373,468
         5,200 IIC Industries Inc. (DAGGER) .....................         70,200
        43,200 Navigators Group Inc. (DAGGER) ...................        580,500
       406,897 Wallace Computer Services Inc. ...................      6,612,076
                                                                  --------------
                                                                       7,636,244
                                                                  --------------
               CHEMICALS--0.6%
       275,000 International Specialty Products Inc.(DAGGER) ....      2,255,000
       232,900 Oil-Dri Corporation of America ...................      1,723,460
        77,500 Stepan Chemical Company ..........................      1,864,650
                                                                  --------------
                                                                       5,843,110
                                                                  --------------
               CONSUMER NON-DURABLES--0.3%
       347,500 M & F Worldwide Corporation(DAGGER) ..............      1,702,750
        57,200 Village Super Market Inc., Class A(DAGGER) .......        795,438
                                                                  --------------
                                                                       2,498,188
                                                                  --------------


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


               COMMON STOCK--DOMESTIC
               CONSUMER SERVICES--1.9%
       816,000 Bell & Howell Company (DAGGER) ................... $   18,400,800
                                                                  --------------
               ELECTRONIC EQUIPMENT--0.4%
       253,200 Regal Beloit .....................................      4,215,780
                                                                  --------------
               ENGINEERING AND CONSTRUCTION--0.1%
       166,700 RDO Equipment Company, Class A (DAGGER) ..........        608,455
                                                                  --------------
               FINANCIAL SERVICES--21.3%
       834,390 American Express Company-- .......................     34,460,307
       602,400 Credit Acceptance Corporation (DAGGER) ...........      3,200,250
       535,680 Federal Home Loan Mortgage Corporation ...........     34,728,134
       623,500 Household International Inc. .....................     36,936,140
        41,600 Kent Financial Services Inc. (DAGGER) ............        143,000
       779,600 MBIA Inc. ........................................     62,898,128
       817,000 Torchmark Corporation ............................     31,724,110
                                                                  --------------
                                                                     204,090,069
                                                                  --------------
               FOOD AND BEVERAGES--3.1%
       128,200 Coca-Cola Bottling Company .......................      5,184,088
     1,390,650 Panamerican Beverages Inc., Class A ..............     24,405,908
                                                                  --------------
                                                                      29,589,996
                                                                  --------------
               HEALTH CARE--1.1%
        83,412 Johnson & Johnson ................................      7,296,048
       246,000 Spacelabs Medical Inc. (DAGGER) ..................      2,767,500
                                                                  --------------
                                                                      10,063,548
                                                                  --------------
               HOME FURNISHINGS--0.9%
       375,440 HON Industries Inc. ..............................      8,623,857
                                                                  --------------
               INSURANCE--9.9%
       408,900 21st Century Insurance Group Inc. ................      6,301,149
        77,400 American Indemnity Financial Corporation .........         77,400
       165,125 American National Insurance Company ..............     11,362,664
       463,500 Great American Financial Resources Inc. ..........      8,343,000
        16,520 Kansas City Life Insurance Company ...............        590,590
       119,000 Leucadia National Corporation ....................      3,828,230
        21,600 Merchants Group Inc. .............................        409,320
       110,000 National Western Life Insurance Company, Class A
               (DAGGER)                                                9,735,000
       264,000 SCPIE Holdings Inc. ..............................      5,359,200
       477,958 Transatlantic Holdings Inc. ......................     48,995,475
                                                                  --------------
                                                                      95,002,028
                                                                  --------------
               METALS AND METAL PRODUCTS--0.1%
       100,000 Schnitzer Steel Industries Inc. ..................      1,293,750
                                                                  --------------

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


               COMMON STOCK--DOMESTIC
               PHARMACEUTICALS--2.5%
       177,230 Bristol-Myers Squibb Company ..................... $   10,527,462
       372,319 Schering-Plough Corporation ......................     13,600,813
                                                                  --------------
                                                                      24,128,275
                                                                  --------------
               PRINTING AND PUBLISHING--1.7%
     1,125,510 Hollinger International Inc. .....................     16,106,048
                                                                  --------------
               REAL ESTATE--3.2%
     1,012,500 Federated Investors Inc., Class B ................     28,704,375
       108,000 Koger Equity, Inc. ...............................      1,512,000
        13,200 Mays (J.W) Inc. (DAGGER) .........................        140,250
        55,225 Ramco-Gershenson Properties Trust ................        809,046
                                                                  --------------
                                                                      31,165,671
                                                                  --------------
               RESTAURANT CHAINS--1.9%
       702,800 McDonald's Corporation ...........................     18,659,340
                                                                  --------------
               RETAIL--1.3%
       194,765 Discount Auto Parts Inc. (DAGGER) ................      1,488,005
       102,650 EZCORP Inc., Class A (DAGGER) ....................        230,963
        54,500 Friedman's Inc., Class A .........................        327,000
       309,960 Syms Corporation (DAGGER) ........................      2,479,680
       960,500 Value City Department Stores Inc. (DAGGER) .......      7,972,150
                                                                  --------------
                                                                      12,497,798
                                                                  --------------
               TELECOMMUNICATIONS--1.9%
        93,600 Commonwealth Telephone Enterprises Inc. (DAGGER) .      3,229,200
     2,437,110 RCN Corporation (DAGGER) .........................     14,698,820
                                                                  --------------
                                                                      17,928,020
                                                                  --------------
               TRANSPORTATION/TRANSPORTATION SERVICES--4.7%
       650,400 GATX Corporation .................................     27,615,984
       141,570 Werner Enterprises, Inc. .........................      2,424,386
       856,000 Wisconsin Central Transportation Corporation(DAGGER)   13,642,500
        34,900 XTRA Corporation (DAGGER) ........................      1,664,730
                                                                  --------------
                                                                      45,347,600
                                                                  --------------

               TOTAL COMMON STOCK--DOMESTIC
               (COST $517,083,475)                                   711,299,921
                                                                  --------------


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCK--FOREIGN--16.1%
               ITALY--0.5%
       380,000 Industrie Natuzzi SPA, ADR ....................... $    4,826,000
                                                                  --------------
               JAPAN--3.2%
        67,000 Amatsuji Steel Ball Manufacturing Company ........        481,185
        33,000 CCI Corporation ..................................        139,831
       174,400 Chofu Seisakusho Company .........................      1,781,358
        17,000 Denyo Company Ltd. ...............................         75,426
        93,000 Fuji Coca-Cola Bottling Company ..................        777,006
       326,000 Fujitec Company Ltd. .............................      1,365,752
       293,000 Fukuda Denshi ....................................      5,915,385
       109,000 Inaba Denkisangyo Company Ltd. ...................      1,113,349
        95,000 Matsumoto Yushi-Seiyaku Company ..................      1,394,878
       107,000 Nippon Cable System ..............................        776,998
       118,000 Nippon Konpo Unyu Soko ...........................        701,509
        52,000 Nitto FC Company .................................        165,981
       119,000 Riken Vitamin ....................................      1,509,868
        30,000 Sanko Sangyo Company .............................        181,701
       130,600 Sanyo Shinpan Finance Company Ltd. ...............      4,950,301
        63,800 Shikoku Coca-Cola Bottling .......................        536,607
       220,000 Sonton Food Industry .............................      1,509,788
        88,600 Takefuji Corporation. ............................      6,730,782
       162,000 Torishima Pump Manufacturing .....................        705,834
                                                                  --------------
                                                                      30,813,539
                                                                  --------------
               NETHERLANDS--2.5%
       487,000 ABN-Amro Holding NV, ADR .........................      8,936,450
       218,600 Akzo Nobel NV, Sponsored ADR .....................      9,044,575
        36,500 Holdingmaatschappij de Telegraaf NV ..............        574,356
       107,857 Unilever NV, ADR .................................      5,677,592
                                                                  --------------
                                                                      24,232,973
                                                                  --------------
               SWEDEN--4.4%
       832,167 Pharmacia Corporation, Depository Shares .........     42,257,044
                                                                  --------------
               SWITZERLAND--1.6%
       134,000 Nestle SA, Registered, ADR                             14,040,824
        21,332 Novartis AG, ADR                                          838,988
         2,310 Syngenta AG, ADR (DAGGER)                                  24,024
                                                                  --------------
                                                                      14,903,836
                                                                  --------------
               UNITED KINGDOM--3.9%
       274,000 Carclo Engineering Group PLC .....................        401,235
       326,000 Diageo PLC, Sponsored ADR ........................     13,186,700
       236,274 GlaxoSmithKline  PLC, Sponsored ADR ..............     12,357,130
       142,000 Hardys & Hansons PLC .............................        487,547
       189,385 McAlpine (Alfred) PLC ............................        831,984



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2001


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

               COMMON STOCK--FOREIGN
               UNITED KINGDOM--(CONTINUED)
       364,000  Unilever PLC, Sponsored ADR ..................... $   10,559,640
                                                                  --------------
                                                                      37,824,236
                                                                  --------------

               TOTAL COMMON STOCK--FOREIGN
               (COST $110,862,789) ..............................    154,857,628
                                                                  --------------


   FACE
   VALUE
  -------

               U.S. TREASURY BILL--0.2%
               (COST $1,453,809)
$    1,500,000 4.816% ** due 11/29/01 ...........................      1,460,135
                                                                  --------------

               REPURCHASE AGREEMENT--7.3%
               (COST $70,279,000)
    70,279,000 Agreement with UBS Warburg LLC,  5.250% dated 3/30/01, to be repurchased at $70,309,747 on 4/2/01, collaterized
               by $59,506,000 U.S. Treasury Bonds, 10.375% and 6.125%
               due 11/15/09 and 11/15/27 (market value $71,685,923)   70,279,000
                                                                  --------------
TOTAL INVESTMENTS (COST $699,679,073*) ...............   97.7%       937,896,684
OTHER ASSETS AND LIABILITIES (NET) ...................    2.3         22,506,467
                                                        -----     --------------
NET ASSETS ...........................................  100.0%    $  960,403,151
                                                        =====     ==============
------------------------

 * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $699,633,854.
** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE (UNAUDITED). (DAGGER) NON-INCOME PRODUCING SECURITY.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

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--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
March 31, 2001


                                                        CONTRACT       MARKET
                                                         VALUE         VALUE
CONTRACTS                                                 DATE        (NOTE 1)
---------                                               ---------    ----------

FORWARD EXCHANGE CONTRACTS TO BUY
       354,036 European Economic Union Euro ..........     4/5/01    $  311,418
       330,000 European Economic Union Euro ..........    4/24/01       290,088
     3,000,000 Hong Kong Dollar ......................    4/24/01       384,646
     1,677,300 Hong Kong Dollar ......................    4/24/01       215,056
       781,070 Hong Kong Dollar ......................    5/21/01       100,143
                                                                     ----------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $1,329,463) .........................               $1,301,351
                                                                     ==========
FORWARD EXCHANGE CONTRACTS TO SELL
       354,036 European Economic Union Euro ..........     4/5/01     $(311,418)
     7,768,509 European Economic Union Euro ..........    4/24/01    (6,828,948)
       216,471 European Economic Union Euro ..........    5/14/01      (190,320)
        98,287 European Economic Union Euro ..........    5/21/01       (86,417)
     2,250,000 European Economic Union Euro ..........    12/6/01    (1,980,598)
     4,500,000 European Economic Union Euro ..........    3/27/02    (3,978,147)
       750,892 Great British Pound Sterling ..........     4/5/01    (1,066,717)
       315,637 Great British Pound Sterling ..........    4/24/01      (448,266)
       379,363 Great British Pound Sterling ..........    4/27/01      (538,755)
       859,260 Great British Pound Sterling ..........    5/14/01    (1,219,992)
        53,511 Great British Pound Sterling ..........    5/21/01       (75,968)
        66,164 Great British Pound Sterling ..........    6/15/01       (93,892)
     1,051,156 Great British Pound Sterling ..........    9/11/01    (1,489,502)
     1,750,000 Great British Pound Sterling ..........    12/6/01    (2,476,996)
       150,000 Great British Pound Sterling ..........    2/11/02      (212,131)
    15,500,000 Great British Pound Sterling ..........    3/27/02   (21,908,162)
     4,677,300 Hong Kong Dollar ......................    4/24/01      (599,702)
       781,070 Hong Kong Dollar ......................    5/21/01      (100,143)
   246,625,000 Japanese Yen. .........................     4/5/01    (1,967,037)
    91,042,200 Japanese Yen. .........................     5/7/01      (729,426)
    71,008,000 Japanese Yen. .........................    5/21/01      (569,872)
   604,571,000 Japanese Yen. .........................    6/11/01    (4,864,136)
   184,778,000 Japanese Yen. .........................    6/15/01    (1,487,357)
 1,134,245,000 Japanese Yen. .........................    6/22/01    (9,137,624)
   707,210,000 Japanese Yen. .........................    7/23/01    (5,719,331)
   202,510,000 Japanese Yen. .........................    9/27/01    (1,650,576)
   310,000,000 Japanese Yen. .........................    2/12/02    (2,568,343)
     8,453,000 Swedish Krona .........................     4/5/01      (815,894)
    12,344,618 Swedish Krona .........................    4/24/01    (1,191,324)
     6,957,200 Swedish Krona .........................    4/27/01      (671,465)
    17,901,000 Swedish Krona .........................    5/14/01    (1,728,480)
    47,162,500 Swedish Krona .........................    9/27/01    (4,564,098)
    62,000,000 Swedish Krona .........................    12/6/01    (6,005,403)
    16,500,000 Swedish Krona .........................     3/6/02    (1,600,930)
    35,000,000 Swedish Krona .........................    3/27/02    (3,397,432)
       164,800 Swiss Franc.. .........................    4/27/01       (95,103)
       117,313 Swiss Franc.. .........................     5/7/01       (67,731)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
March 31, 2001


                                                        CONTRACT       MARKET
                                                         VALUE         VALUE
CONTRACTS                                                 DATE        (NOTE 1)
---------                                               ---------    ----------

FORWARD EXCHANGE CONTRACTS TO SELL
       433,758  Swiss Franc.. .......................     5/14/01  $   (250,512)
     2,500,000  Swiss Franc.. .......................     12/6/01    (1,456,020)
     7,550,000  Swiss Franc.. .......................     1/15/02    (4,405,010)
       500,000  Swiss Franc.. .......................     2/11/02      (292,093)
                                                                   ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $108,886,693)                                     $(98,841,271)
                                                                   ------------

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2001



ASSETS
   Investments, at value (Cost $699,679,073) (Note 1)
      SEE ACCOMPANYING SCHEDULE .....................................  $  937,896,684
   Cash and foreign currency (Cost $676,934) ........................         683,248
   Receivable for Fund shares sold ..................................      11,508,522
   Net unrealized appreciation of forward exchange contracts (Note1)       10,017,310
   Dividends and interest receivable ................................       1,737,335
   Receivable for investment securities sold ........................          84,302
                                                                       --------------
      TOTAL ASSETS                                                        961,927,401
                                                                       --------------

LIABILITIES
   Investment advisory fee payable (Note 2) .............  $  630,868
   Payable for Fund shares redeemed .....................     321,446
   Payable for investment securities purchased ..........     149,401
   Transfer agent fees payable (Note 2) .................      38,735
   Custodian fees payable (Note 2) ......................      11,503
   Accrued expenses and other payables ..................     372,297
                                                           ----------
      TOTAL LIABILITIES .............................................       1,524,250
                                                                       --------------

NET ASSETS ..........................................................  $  960,403,151
                                                                       --------------

NET ASSETS CONSIST OF
   Undistributed net investment income. .............................  $    1,278,796
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies .....................      26,157,464
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ............     248,235,332
   Par value ........................................................           4,011
   Paid-in capital in excess of par value ...........................     684,727,548
                                                                       --------------
      TOTAL NET ASSETS ..............................................  $  960,403,151
                                                                       ==============

NET ASSET VALUE, offering and redemption price per share
($960,403,151 / 40,106,116 shares of common stock
outstanding) ........................................................          $23.95
                                                                               ------


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended March 31, 2001


INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $110,946) .... $   12,838,608
   Interest ....................................................      3,250,582
                                                                 --------------
      TOTAL INVESTMENT INCOME ..................................     16,089,190
                                                                 --------------
EXPENSES
   Investment advisory fee (Note 2) .................  $11,415,664
   Administration fee (Note 2) ......................      356,474
   Transfer agent fees (Note 2) .....................      251,890
   Custodian fees (Note 2) ..........................      155,990
   Legal and audit fees .............................       48,502
   Directors' fees and expenses (Note 2) ............       18,667
   Other ............................................      194,678
                                                       -----------
      TOTAL EXPENSES ...........................................     12,441,865
                                                                 --------------
NET INVESTMENT INCOME ..........................................      3,647,325
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain on:
      Securities ...............................................     25,319,127
      Forward exchange contracts ...............................      2,254,636
      Foreign currencies and net other assets ..................         85,985
                                                                 --------------
   Net realized gain on investments during the year ............     27,659,748
                                                                 --------------
   Net unrealized appreciation (depreciation) of:
      Securities ...............................................     77,333,125
      Forward exchange contracts ...............................     14,801,369
      Foreign currencies and net other assets ..................         (9,678)
                                                                 --------------
   Net unrealized appreciation of investments during the year ..     92,124,816
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................    119,784,564
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................. $  123,431,889
                                                                 ==============



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
March 31, 2000



                                                                    YEAR            YEAR
                                                                    ENDED           ENDED
                                                                   3/31/01         3/31/00
                                                                -------------   --------------
Net investment income ......................................... $   3,647,325   $   12,238,801
Net realized gain on securities, forward exchange contracts
   and currency transactions during the year ..................    27,659,748       57,328,741
Net unrealized appreciation (depreciation) of securities,
   forward exchange contracts, foreign currencies and
   net other assets during the year ...........................    92,124,816      (57,412,793)
                                                                -------------   --------------
Net increase in net assets resulting from operations ..........   123,431,889       12,154,749
DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income ..................................................    (3,875,392)     (12,343,439)
   Distributions to shareholders from net realized
      gain on investments .....................................   (40,530,140)     (23,834,988)
Net decrease in net assets from Fund share
   transactions (Note 4) ......................................   (24,561,664)    (148,252,355)
                                                                -------------   --------------
Net increase (decrease) in net assets .........................    54,464,693     (172,276,033)
NET ASSETS
Beginning of year .............................................   905,938,458    1,078,214,491
                                                                -------------   --------------
End of year (including undistributed net investment
   income of $1,278,796 and $1,886,254, respectively) ......... $ 960,403,151   $  905,938,458
                                                                =============   ==============


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Fund share outstanding throughout each year.



                                                    YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                  3/31/01       3/31/00       3/31/99       3/31/98       3/31/97
                                                -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year                 $21.87        $22.40        $23.04        $16.22        $14.29
                                                   ------        ------        ------        ------        ------
Income from investment operations:
Net investment income (a)                            0.11          0.27          0.12          0.11          0.13
Net realized and unrealized gain
  (loss) on investments                              3.15          0.01         (0.37)         7.31          2.39
                                                   ------        ------        ------        ------        ------
      Total from investment
         operations                                  3.26          0.28         (0.25)         7.42          2.52
                                                   ------        ------        ------        ------        ------
DISTRIBUTIONS:
      Dividends from net investment
          income                                    (0.10)        (0.28)        (0.14)        (0.17)        (0.17)
      Distributions from net realized
          gains                                     (1.08)        (0.53)        (0.25)        (0.43)        (0.42)
                                                   ------        ------        ------        ------        ------
          Total distributions                       (1.18)        (0.81)        (0.39)        (0.60)        (0.59)

Net asset value, end of year                       $23.95        $21.87        $22.40        $23.04        $16.22
                                                   ======        ======        ======        ======        ======
Total return (b)                                   14.81%         1.24%       (1.09)%        46.14%        17.75%
                                                   ======        ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of year (in 000s)                $960,403      $905,938    $1,078,214    $1,011,238      $342,467
Ratio of operating expenses to
  average net assets (c)                            1.36%         1.37%         1.39%         1.39%         1.39%
Ratio of net investment income
  to average net assets                             0.40%         1.13%         0.55%         0.69%         0.92%
Portfolio turnover rate                               10%           19%           16%            6%           16%



------------------------

(a) Netinvestment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998 and 1997 were $0.12, $0.11 and $0.11, respectively. The effect of the waiver had no impact on the net investment income for the years ended March 31, 1999 and 1998.

(b)   Total return represents aggregate total return for the periods indicated.

(c) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998 and 1997 were 1.40%, 1.41% and 1.52%, respectively.




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.


     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker, US Clearing. For the year ended March 31, 2001, the Fund reimbursed Tweedy, Browne Company LLC $4,073 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund. OTHER In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The current and retired managing  directors and their families,  as well as
employees  of  Tweedy,   Browne,  the  Investment  Adviser  to  the  Fund,  have
approximately $35.3 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:


                                                FEES ON ASSETS
                                  ----------------------------------------------
                                                   BETWEEN
                                                $500 MILLION
                                      UP TO          AND           EXCEEDING
                                  $500 MILLION   $1 BILLION       $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                   0.06%          0.04%           0.02%
--------------------------------------------------------------------------------

                                      UP TO       EXCEEDING
                                  $100 MILLION  $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                      0.03%          0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses. Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian

================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 2001, Boston Safe did not waive any custody fees. PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2001, aggregated $84,995,255 and $177,573,678, respectively. At March 31, 2001, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $272,946,891 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $34,684,061.

4.CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                   -------------------------------------------------------------
                        YEAR ENDED 3/31/01              YEAR ENDED 3/31/00
                   -------------------------------------------------------------
                      SHARES         AMOUNT           SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold                 11,242,103   $ 265,268,571    18,431,907   $  421,634,299
Reinvested            1,635,876      40,935,195     1,486,136       32,493,518
Redeemed            (14,199,054)   (330,765,430)  (26,626,910)    (602,380,172)
Net Decrease         (1,321,075)   $(24,561,664)   (6,708,867)   $(148,252,355)


5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
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brokerage commissions, less publicly available information, different accounting
standards,   lower  trading  volume,  delayed  settlements  and  greater  market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on
dividends  paid  to  the  Fund),  war,   expropriation,   political  and  social
instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2000, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2001, the Company did not borrow, on behalf of the Fund, under the Agreement."



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TWEEDY, BROWNE AMERICAN VALUE FUND
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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
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To the Shareholders and Board of Directors of

Tweedy, Browne Fund Inc.

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [GRAPHIC  OMITTED] EARNST AND YOUNG LOGO

Boston,  Massachusetts
May 4, 2001


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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
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YEAR ENDED MARCH 31, 2001

     For the fiscal year ended March 31, 2001, the amount of long-term capital gain designated by the Fund was $32,373,792, which is taxable as a 20% rate gain for Federal income tax purposes.

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2001, 61.32% qualify for the dividend received deduction available to corporate shareholders.

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                            TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789
                                 www.tweedy.com